Exhibit 10.1

AGREEMENT FOR PURCHASE AND SALE

This Agreement for Purchase & Sale (“Contract”) is entered into on August 25, 2014 (the “Effective Date”) by and between CubeSmart, L.P., or its assigns (“Purchaser”) and the titleholding entities scheduled on the signature pages hereto and identified as the “Group One Seller” (individually or collectively, as the text so requires, referred to herein as “Group One Seller”) and the titleholding entities scheduled on the signature pages hereto and identified as the “Group Two Seller” (individually or collectively referred to herein as “Group Two Seller” along with the Group One Seller, referred to herein as “Seller”).

1.              Purchase and Sale.

a.              Purchaser agrees to purchase and take title to each Facility and Seller agrees to sell, assign, transfer and convey, at the price of Two Hundred Twenty Three Million Dollars ($223,000,000) (“Purchase Price”), all of Seller’s right, title and interest in and to the operating and real estate assets related to those certain twenty-six (26) self-service storage facilities, consisting of approximately 16,566 storage units and containing approximately 1,931,195 collective square feet of self-storage space and located at the addresses set forth on Exhibit L (each a “Facility” and collectively, the “Facilities”).   The real property is more particularly described on Exhibits A-1 to A-26 attached hereto. The real property, the Facilities and the personal property are collectively referred to as the “Property”.  Each Property is identified as either a “Group One Property” or “Group Two Property” and the related classification is listed opposite its name on Exhibit L.  The portion of the purchase price applicable to the Group One Properties is One Hundred Ninety Five Million Five Hundred Thousand Dollars ($195,500,000) (“Group One Purchase Price”) and the portion of the purchase price applicable to the Group Two Properties is Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000).

b.              Included in the Purchase Price is the total compensation to be paid by Purchaser to Seller for any sign easements and leases (including without limitation for storage tenants, cell towers, billboards or any other use) and all of the personal property owned by Seller and used in connection with the operation of the Facilities as well as any accounts receivable not credited to Seller pursuant to Section 12 of this Contract and any general intangibles, telephone numbers, and, to the extent assignable, guarantees, warranties, permits, and licenses similarly owned or used by Seller, all as of the Closing Date (as defined herein).

2.                                      Purchase Price and Escrow.

a.                                      The parties shall each execute three (3) copies of this Contract and three (3) copies of the Escrow Agreement, a copy of which is attached hereto as Exhibit B, and shall deliver them to Land Service USA, Inc Attention:  M Gordon Daniels, Principal, 1835 Market Street, Suite 420, Philadelphia, PA 19103 (the “Title Agency”).  Seller shall simultaneously send to Purchaser via facsimile or electronic mail a copy of the transmittal letter, delivering the executed agreements to the Title Agency.    Within five (5) days after the Title Agency has received the executed copies of this Contract and the Escrow Agreement from Seller, Purchaser shall deliver to the Title Agency a check or wire transfer of immediate federal funds in the amount of Five Million Dollars ($5,000,000) as earnest money (together with any interest earned thereon “Group One Earnest Money”).  Upon receipt of the Group One Earnest Money, the Title Agency will deliver an executed Contract and Escrow Agreement to Seller and Purchaser via electronic mail.  The Group One Earnest Money shall be allocated to Group One Property.  The Title Agency shall deposit the Group One Earnest Money in an interest-bearing account until the Group One Closing (as hereinafter defined) or as otherwise provided in this Contract, all in accordance with the terms of this Contract and the Escrow Agreement.

b.                                      Within two (2) business days after the Disapproval Date, Purchaser shall deliver to the Title Agency either a letter of credit in the amount of Five Million Dollars ($5,000,000) or a check or wire transfer of immediate federal funds in the amount of Five Million Dollars ($5,000,000) as an additional earnest money deposit (together with any interest earned thereon “Group Two Earnest Money”).  Upon receipt of the Group Two Earnest Money, the Title Agency will deliver notification of receipt of the Group Two Earnest Money to Seller and Purchaser via electronic mail.  The Group Two Earnest Money shall be allocated to Group Two Property.

The Title Agency shall deposit the Group Two Earnest Money in an interest-bearing account until the Group Two Closing (as hereinafter defined) or as otherwise provided in this Contract, all in accordance with the terms of this Contract and the Escrow Agreement. Earnest Money shall be defined as the sum of Group One Earnest Money and Group Two Earnest Money.

c.                                       On the Group One Closing Date (as hereinafter defined), Purchaser shall pay the Group One Purchase Price (inclusive of all Group One Earnest Money and interest accrued thereon), adjusted in accordance with the prorations as set forth in Section 12 below, by cashier’s check or wire transfer of available federal funds.

d.                                      On the Group Two Closing Date (as hereinafter defined), Purchaser shall pay the Group Two Purchase Price (inclusive of all Group Two Earnest Money and interest accrued thereon), adjusted in accordance with the prorations as set forth in Section 12 below, by cashier’s check or federally wired funds.

3.                                      Items to be Furnished by Seller.

a.              Within five (5) days following the Effective Date (the “Delivery Date”), except as it relates to Subparagraph (b) below and except to the extent heretofore provided to Purchaser, Seller shall deliver to Purchaser (or make available to Purchaser through an electronic e-room) true and correct copies of the items listed on Exhibit C attached hereto.  Purchaser shall have the right to conduct such non-invasive inspections of the Property as Purchaser may deem necessary in its sole discretion, subject to the terms hereof and all at Purchaser’s expense.  Purchaser shall not be permitted to conduct any so-called Phase II Environmental Impact Study (a “Phase II”) or any other invasive or intrusive testing of the Property without first obtaining Seller’s written approval, which may be conditioned, withheld or delayed in Seller’s sole and absolute discretion.  Purchaser agrees to keep the subject matter of any studies or reports in conducts in connection with Purchaser’s inspections confidential.

b.              Purchaser acknowledges and agrees that Purchaser’s affiliate has been the property manager (“Property Manager”) of those certain Facilities identified on Exhibit L (each a “Managed Property”), since April 2010.  All employees of a Managed Property are employees of Purchaser and not of the Seller.  The Property Manager is an affiliate of Purchaser and through its affiliate, Purchaser represents that it has had and will have reasonable access and opportunity to examine the Managed Property, the books, records, contracts and other documentation related to the Managed Property.  For each Managed Property, Seller will not be required to deliver to Purchaser items 1,2,3,4,9,11,12,14,15, and 17 set forth on Exhibit C.

c.               Purchaser shall have until 5:00 p.m. Eastern Time on the date that is thirty-five (35) days following the Effective Date (“Disapproval Date”) to either approve or disapprove the Property for any reason or no reason in Purchaser’s sole and absolute discretion, by sending written notice by facsimile, electronic mail, or overnight courier to Seller and the Title Agency.  In the event no notice is sent approving of the purchase of the Property on or before to the Disapproval Date, Purchaser shall be deemed to have disapproved the Property and terminated this Contract effective as of the Disapproval Date, and neither party shall have further obligations or liability to the other in accordance with this Contract and the Escrow Agreement, except as otherwise expressly provided herein.  For the avoidance of doubt, Purchaser’s approval or disapproval of the Property shall apply collectively to all of the Facilities, and Purchaser shall not be permitted to approve less than all of the Facilities and disapprove the remaining Facility(ies).  If Purchaser disapproves the Property or is deemed to have disapproved the Property in accordance with this Section, then all Group One Earnest Money shall be returned to Purchaser and Purchaser shall immediately return to Seller all documents and items received from or on behalf of Seller.  If Purchaser approves the Property, the Group One Earnest Money shall not be returned to Purchaser pursuant to this Section, but Purchaser shall deposit the  Group Two Earnest Money as provided above and all said Earnest Money shall become non-refundable to Purchaser for any reason other than a Seller default hereunder or a failure of a Purchaser Condition Precedent (as hereinafter defined) and otherwise Earnest Money shall be dealt with in accordance with the other provisions of this Contract.  Even after the approval of the Property, Seller shall promptly furnish Purchaser such information as Purchaser shall reasonably request from time to time up to the Closing Date.  If Seller does not deliver any of the items listed on Exhibit C to Purchaser by the Delivery Date, Seller shall make such late delivery immediately following discovery of the omission.

d.              Purchaser’s right to enter onto the Property for purposes of investigating the condition of the Property (and not to act in its position as Property Manager) is subject to the following:  (i) such entry shall be at Purchaser’s sole risk, cost and expense and all inspections of whatever nature shall be performed only by qualified engineers and contractors and in accordance with all applicable laws and regulations; (ii) Purchaser shall furnish Seller with proof satisfactory to Seller that, prior to performing or causing to perform any inspection of the Property, Purchaser or Purchaser’s representatives shall obtain liability insurance coverage pursuant to a liability insurance policy satisfactory to Seller, naming Seller as a certificate holder and as an additional insured thereunder and having a single limit of not less than One Million Dollars ($1,000,000.00); and (iii) Purchaser shall indemnify, defend and hold Seller, its subsidiaries, affiliates, and their respective officers, principals, directors and employees, harmless of, and from any claim, proceeding, suit, damage, liability, loss, cost, charge or expense or any other liability of every nature, kind and description whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered by any of the foregoing entities or persons by reason of, or resulting from or arising out of, any activity, including, without limitation, tests, inspections, studies and/or investigations, performed or caused to be performed by Purchaser on the Property.  This indemnification obligation shall survive the termination of this Contract and the Closing.  Any claim for damages resulting from Purchaser’s due diligence activities shall not be limited to the liquidated damages set forth in Section 15.

e.               If Purchaser determines, in its reasonable discretion based on a recommendation in a Phase I Environmental Impact Study, that a Phase II is necessary to resolve certain environmental issues and Seller approves such Phase II as set forth above, Purchaser shall have the right, in its sole and absolute discretion, to extend the Disapproval Date up to an additional fourteen (14) days solely for the purpose of investigating said environmental issues (the “Extension Right”) by providing notice to Seller via electronic mail or facsimile; provided, however, that any termination right exercised by Purchaser pursuant to the Extension Right shall be limited to a Material Adverse Condition (defined below) relating to an environmental matter or condition (or environmental matters or conditions) that is/are identified in the Phase II.  In furtherance of the foregoing, if Purchaser does not terminate this Contract pursuant to its rights under Section 3.c. above on or before the expiration of the original Disapproval Date (not taking into account any exercise of the Extension Rights set forth in this subparagraph e.), and Purchaser elects to extend the Disapproval Date pursuant to its rights under this subparagraph e. to perform a Phase II on certain Facilities (such Facilities being referred to herein as the “Phase II Facilities”), then Purchaser shall be deemed to have approved the condition of all other Facilities (the “Non-Phase II Facilities”) and Purchaser shall be deemed to have waived any rights to terminate this Contract pursuant to Sections 3, 5 and 6 hereof as it relates to the Non-Phase II Facilities regardless of whether or not Purchaser has delivered a notice of Purchaser’s approval pursuant to paragraph 3.c. above.  As it relates to any extension of the Disapproval Date for purposes of conducting a Phase II on the Phase II Facilities, Purchaser’s right to terminate this Contract under this subsection e. shall not be limited to the Phase II Facilities but if exercised as provided herein shall be a termination of the entire Contract.  If after conducting the Phase II assessment(s) as contemplated herein, Purchaser determines that a Material Adverse Condition exists, then Purchaser shall have the right to deliver to Seller on or before 5:00pm Chicago time on the last day of the extended Disapproval Date written notice (“Notice of MAC”) expressing Purchaser’s election to terminate this Contract based on a Material Adverse Condition.  If requested by Seller, Purchaser shall provide to Seller a true, correct and complete copy of any such applicable Phase II assessment  and other evidence reasonably satisfactory to Seller that a Material Adverse Condition exists.  In the absence of any such written Notice of MAC as and when described above Purchaser shall be deemed to have accepted the condition of all Facilities and waived its rights pursuant to Sections 3, 5 and 6 hereof as it relates to all Facilities.  Notwithstanding anything to the contrary contained herein, if Purchaser timely provides the written Notice of MAC as provided above, then Seller shall have the right in Seller’s sole and absolute discretion (to be exercised by Seller by written notice to Purchaser not later than five (5) Business Days after Seller’s receipt of the written Notice of MAC) to elect to convey to Purchaser the Facilities where a Material Adverse Condition does not exist (the “Non-MAC Facilities”), whereupon this Contract shall remain in full force and effect as it relates to the Non-MAC Facilities and Purchaser and Seller shall proceed to close all Non-MAC Facilities based on the Facility Factors contained in Exhibit M hereto as it relates to the calculation of the Purchase Price under this Contract, and those Facilities where an MAC does exist shall not be conveyed to Purchaser as part of the Closing hereunder.  If Seller does not timely provide such written notice as provided in the immediately preceding sentence, then this Contract shall automatically terminate at 5:00pm Chicago time on the fifth (5th) Business Day following Seller’s receipt of the Notice of MAC, and any portion of the Earnest Money theretofore deposited by Purchaser shall be promptly refunded to Purchaser.  For purposes of this Contract, a Material Adverse Condition shall mean one or more environmental conditions identified in the Phase II that require actual remediation or abatement and which Purchaser’s environmental consultant estimates in its good faith professional judgment that the cost to perform such actual remediation or abatement in compliance with applicable environmental requirements will exceed Two Hundred Seventy-Five Thousand Dollars ($275,000) in the aggregate.

f.                Promptly after each entry onto the Property, Purchaser shall restore the Property to substantially the same condition as it was in prior to any such entry.

4.                                      Operations Before Closing.  Prior to Closing (as hereinafter defined), Seller shall operate, maintain, manage and lease the Property in the same manner as existed prior to the execution of this Contract.

5.                                      Title Insurance.  Promptly after receipt of a fully-executed copy of this Contract and the Escrow Agreement, Purchaser shall order from the Title Agency a title commitment for each of the Facilities (such title commitments being collectively referred to herein as the “Title Commitment”) for an owner’s extended coverage title insurance policy to be delivered to Purchaser and, on or before the date which is five (5) days prior to the Disapproval Date, Purchaser shall notify Seller of any defects in title shown on such Title Commitment to which Purchaser objects (each, a “Title Defect”).  Purchaser will pay, at Closing, the premium for the Owner’s Title Insurance Policy as defined in Exhibit E.  Seller shall notify Purchaser of any such defects that it does not intend to cure and shall use reasonable efforts to act promptly and diligently cure any such remaining defects at its sole cost and expense prior to Closing.  If such Title Defects consist of (1) mortgages, deeds of trust or tax liens, (2) other liens or charges in a fixed sum (or capable of computation as a fixed sum) caused by, through or under Seller (the “Seller Liquidated Liens”), or (3) any other monetary liens of record in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate (the “Non-Seller Liquidated Liens”), then, Seller shall be obligated to pay and discharge each of them, and the Title Agency is accordingly authorized to pay and discharge such Title Defects at Closing.  Notwithstanding anything herein to the contrary, if Seller (X) is unable to or does not cure these defects by Closing, (Y) provides written notice to Purchaser at an earlier date that Seller is unable to or elects not to cure any such items, or (Z) is unwilling to remove, discharge, bond or release any Non-Seller Liquidated Liens in excess of Five Hundred Thousand Dollars ($500,000.00), Purchaser shall have the right, in its sole and absolute discretion, and as its sole remedy therefor, either to:  (i) terminate this Contract and receive a refund of its Earnest Money, in which event neither party shall have any further obligation or liability to the other in accordance with this Contract, except for such liability and obligations that expressly survive the termination of this Contract, or (ii) waive such defects and proceed to Closing subject to such Title Defects. For the avoidance of doubt, Purchaser’s election of clause (i) or clause (ii) above shall apply collectively to all of the Facilities, and Purchaser shall not be permitted to terminate the Contract with respect to less than all of the Facilities and waive Title Defects with respect to the remaining Facility(ies).  Without limiting the foregoing, Purchaser acknowledges and agrees that, in the event Purchaser elects to proceed under clause (ii) above, with the sole exception of Liquidated Liens, all matters of title listed on the Title Commitment which Seller has not agreed to cure or does not cure, shall be deemed to be permitted title exceptions which Seller shall be entitled to take exception from in the special warranty deed (“Deed”) given by Seller to Purchaser at Closing (“Permitted Exceptions”).  If Purchaser elects to terminate this Contract pursuant to clause (i) above, Purchaser’s written notice shall be delivered no later than the first to occur of (a) seven (7) days after Seller’s written notice that Seller is unable to or elects not to cure any such items, and (b) Closing.  If Purchaser fails to provide such timely written termination notice, Purchaser shall be deemed to have elected to proceed under clause (ii) above.

6.                                      Survey.  Purchaser shall order, at its sole cost and expense, a current as-built survey for each of the Facilities of the Property depicting all easements, encroachments and other matters of record and certified to Purchaser, its general partner and the Title Agency (such surveys being collectively referred to herein as the “Survey”), and such Survey shall be in form sufficient to enable the Title Agency to delete the survey exception from the Owner’s Title Insurance Policy.  The Survey shall be certified and delivered to Purchaser, its general partner, and the Title Agency, and, on or before the Disapproval Date,  Purchaser shall notify Seller if such Survey reflects any matter adversely affecting the Property, as determined by Purchaser in its sole discretion (each a “Survey Defect”).  Any Survey Defect shall be treated in the same manner as Title Defects and Purchaser shall have the same remedies, pursuant to Section 5.

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10.                               Conditions Precedent To Closing.

a.                                      Purchaser’s obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by Seller with the following covenants:

1.                                      Seller’s Deliveries.  Each Facility Seller shall have delivered to or for the benefit of the Purchaser, as the case may be, on or before the Group One Closing Date or Group Two Closing Date, as applicable, all of the documents and other information required of such Seller as set forth on Exhibit E.

2.                                      Representations, Warranties and Covenants; Obligations of Seller; Certificate.  All of the Seller’s representations and warranties made in this Contract shall be true and correct both as of the Effective Date and as of the Group One Closing Date (as it relates to the Group One Properties) or Group Two Closing Date (as it relates to the Group Two Properties), as applicable, as if then made, Seller shall have performed all of its covenants and other obligations under this Contract and Seller shall have executed and delivered to Purchaser at the Group One Closing Date (as it relates to the Group One Properties) or Group Two Closing Date (as it relates to the Group Two Properties), as applicable, a certificate to the foregoing effect.

3.                                      Title Insurance.  Good and marketable fee simple title to the Real Property shall be insurable as such by the Title Agency.  An Owner’s 2006 ALTA Form title insurance policy (the “Title Insurance Policy”) with extended coverage or any Title Defects other than those that have been waived by Purchaser, shall be issued to Purchaser, at Purchaser’s sole cost and expense, in the amount of the Purchase Price.

4.                                      Land Use.  The current use and occupancy of the Property as a self-storage facility shall be permitted as a matter of right as a principal use under all laws applicable thereto without the necessity of any special use permit, special exception or other special permit, permission or consent; provided however, that if Purchaser does not terminate this Contract at the Disapproval Date, this condition shall be deemed waived unless, subsequent to the Disapproval Date, there has been a material adverse change with respect to the subject matter of this condition.

b.                                      Seller’s obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by Purchaser with the following covenants:

1.                                      Purchaser’s Deliveries.  Purchaser shall have delivered to or for the benefit of the Seller, as the case may be, on or before the Group One Closing Date or the Group Two Closing Date, as applicable, all of the documents and other information required of Purchaser as set forth on Exhibit F.

2.                                      Representations, Warranties and Covenants; Obligations of Purchaser; Certificate.  All of the Purchaser’s representations and warranties made in this Contract shall be true and correct both as of the Effective Date and as of the Group One Closing Date (as it relates to the Group One Properties) or Group Two Closing Date (as it relates to the Group Two Properties), as applicable, as if then made, Purchaser shall have performed all of its covenants and other obligations under this Contract and Purchaser shall have executed and delivered to Seller at the Group One Closing Date (as it relates to the Group One Properties) or Group Two Closing Date (as it relates to the Group Two Properties), as applicable, a certificate to the foregoing effect.

c.                                       If any condition precedent set forth above in this Section 10 is neither satisfied nor waived by the Group One Closing Date or the Group Two Closing Date, as applicable, then the party benefited by such condition may terminate this Contract by giving a written notice of termination to the other party and the Title Agency specifying the condition which has not been satisfied, or elect to close, notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition.  If this Contract is terminated as set forth in this Section 10 and the failure of the condition giving rise to the termination is not otherwise a default of a party’s obligations hereunder, then the Earnest Money shall be returned to Purchaser and neither party shall have any further liability to the other except for such liability as expressly survives the termination of this Contract.

11.                               Damage, Casualty, Condemnation.

a.              If one or more Properties suffer damage as a result of any casualty or condemnation prior to the Group One Closing Date and can be restored to substantially their respective condition as of the Effective Date for Two Million Dollars ($2,000,000) or less (the “Damage Threshold”), then the applicable Facility Seller(s) shall expeditiously commence and complete the restoration in a good and workmanlike manner.  If the cost of repair exceeds the Damage Threshold in the aggregate over all Properties, Purchaser can elect, by notice to Seller, to either:  (a) terminate this Contract, in which event neither party shall have any further liability to the other hereunder except for such liability as expressly survives the termination of this Contract; (b) require the applicable Facility Seller(s) to restore the damage, provided that sufficient insurance proceeds are available to such Facility Seller(s); or (c) proceed with Closing, in which case such Facility Seller(s) shall assign the insurance proceeds to Purchaser, including applicable business interruption insurance proceeds applicable to the period after the applicable Closing Date.  If restoration of the damage is not completed within five (5) days prior to the Closing Date and the insurance proceeds cannot be assigned to Purchaser, then the Closing Date will be extended until a date which is five (5) days after substantial completion of the restoration.  All risks of loss to the Properties are borne by Seller prior to Closing.  Notwithstanding anything to the contrary contained in this Section 11, from and after the Group One Closing Date, (i) the Damage Threshold for the Group Two Properties shall be Two Hundred Fifty Thousand Dollars ($250,000) (ii) references to the “Group One Closing Date” shall mean the Group Two Closing Date, (iii) references to the “Properties” shall mean the Group Two Properties and (iv) the termination right in subparagraph (a) above shall relate solely to the Group Two Properties and the Group Two Closing.

b.              Seller and Purchaser each expressly waive the provisions of California Civil Code §1662 and hereby agree that the provisions of this Section 11 hereof shall govern their obligations in the event of damage or destruction to the Property or condemnation of all or part of the Property.

12.                               The Closing.

a.              The Closing of the Group One Property (“Group One Closing”) shall be coordinated through the Title Agency on a date which is fifteen (15) days following Purchaser’s delivery to Seller and Title Agency of its written approval of the purchase of the Property pursuant to Section 3 (“Group One Closing Date”) or such other earlier date as may be agreed to by Seller and Purchaser; provided, however, that Group One Closing Date shall be subject to a single fifteen (15) day extension if Purchaser exercises the Extension Right pursuant to Section 3.e. above, in which event the Closing Date shall be fifteen (15) days after the expiration of the fourteen (14) day Extension Right period.  In no event shall the Group One Closing occur later than October 31, 2014 (the “Group One Outside Closing Date”).  At the Group One Closing, Purchaser shall deliver to each Group One Seller the applicable portion of the Group One Purchase Price and those items listed on Exhibit D attached hereto, and each Group One Seller shall provide Purchaser with the applicable items listed in Exhibit E attached hereto, and title to the Group One Property shall be conveyed to Purchaser free and clear of any and all liens, restrictions, encroachments and other encumbrances other than those approved or deemed approved by or waived by Purchaser pursuant to Section 5 of this Contract.

b.              The Closing of the Group Two Property (“Group Two Closing”) shall be coordinated through the Title Agency on a date which is simultaneous with Group Two Seller’s repayment of the outstanding secured debt encumbering the Group Two Property (“Group Two Closing Date”) or such other date as may be agreed to by Seller and Purchaser; provided, however, that Group Two Closing Date shall occur no later than March 31, 2015 (the “Group Two Outside Closing Date”).  At the Group Two Closing, Purchaser shall deliver to each Group Two Facility Seller the applicable portion of the Group Two Purchase Price and those items listed on Exhibit D attached hereto, and each Group Two Facility Seller shall provide Purchaser with the applicable items listed in Exhibit E attached hereto, and title to the Group Two Property shall be conveyed to Purchaser free and clear of any and all liens, restrictions, encroachments and other encumbrances other than those approved or deemed approved by or waived by Purchaser pursuant to Section 5 of this Contract.

c.               The proration date (“Proration Date”) shall be the Group One Closing Date for the Group One Property or the Group Two Closing Date for the Group Two Property. The following items will be prorated as of 12:01 a.m. on the Proration Date:  income and operating expense items including, but not limited to taxes, utilities, rents, and any prepaid agreements, subject to Purchaser’s reasonable approval prior to the Disapproval Date, but not capital expense items and debt service payments.  Notwithstanding the foregoing, any taxes — including penalties, fees and interest, or assessments levied against the Property with respect to any period of time prior to the Group One Closing Date or Group Two Closing Date, as applicable, shall remain and be the obligation of Seller, if not provided for in the prorations, and Seller shall promptly pay, or reimburse Purchaser, as applicable, all such taxes — including penalties, fees and interest, or assessments prior to their delinquency, such obligation of Seller’s to survive the applicable Group One Closing Date or Group Two Closing Date.  Fifty percent (50%) of the amount of all delinquent rents due and payable under any leases of space at the Property and delinquent for thirty (30) days or less shall be credited to the Seller at the applicable Group One Closing Date or Group Two Closing Date and Seller shall assign all of its right, title and interest in all delinquent rents at the applicable Group One Closing Date or Group Two Closing Date.  Delinquent rents means all rent due and payable as of the date of the Proration Date and applicable, on an accrual basis, to any period of time preceding the applicable Proration Date, including but not limited to, checks received after the Proration Date, but prior to the applicable Group One Closing Date or Group Two Closing Date.  As used herein, “Delinquent rents” shall not include any late charges or fees.  Purchaser and Seller may, at either parties’ option any time within ninety (90) of the applicable Group One Closing Date or Group Two Closing Date, review the operating expenses of the Property and re-prorate expenses based upon actual invoices paid by either party which may have had a duration through the applicable Group One Closing Date or Group Two Closing Date. The provisions of this Section 12 relating to prorations shall survive the applicable Group One Closing Date or Group Two Closing Date.

d.              Seller shall terminate all property management agreements for the Property as of the Group One Closing Date or Group Two Closing Date.

13.                               Closing Costs.  Seller shall pay all filing and recording fees relating to documents required to clear title to the Property that Seller is otherwise required to remove from title to the Property as provided in this Contract.  Any taxes (including, but not limited to, transfer fees, documentary and intangible taxes) relating to the transfer of title to the Property and sales tax and surtax to state or local entities with reference to the sale of the Property shall be allocated between Seller and Purchaser in accordance with local custom and practice (including, without limitation, dividing City of Chicago transfer taxes in the manner prescribed by local ordinance, which provides that Seller bears $1.50 per $500 in consideration and Purchaser bears $3.75 per $500 in consideration).  Purchaser and Seller shall each pay one-half of the fees of the Title Agency for the Escrow Agreement and for closing fees charged by the Title Agency.  Purchaser shall pay any intangible taxes, fees or other costs related to any financing which Purchaser obtains.  Purchaser shall pay for any endorsements to its Title Insurance Policy (and its lender’s title insurance policy).  Fees to record the Deed as well as for the cost of the Title Insurance Policy shall be allocated between Seller and Purchaser in accordance with local custom and practice.  Purchaser shall use commercially reasonable efforts to cause the Title Agency to engage a title insurance company (or title insurance agency) selected by Seller (and reasonably acceptable to Purchaser) (“Seller’s Title Company”) to obtain co-insurance or re-insurance of the base title insurance premium in such amount of co-insurance or re-insurance that takes into account such factors as the percentage of overall title insurance premium being paid by Seller, the level of involvement of Seller’s Title Company in underwriting the title insurance policy and clearing title objections, and facilitating the Closing.  Seller and Purchaser shall reasonably cooperate to effectuate the preceding sentence in a manner that will not unreasonably delay Purchaser’s and the Title Agency’s obligations in Section 5 and 6 of this Contract.

14.                               Real Estate Commissions.  Purchaser warrants that it has not engaged the services of a real estate broker(s) in connection with the transactions contemplated by this Contract and agrees to indemnify, defend, and hold harmless Seller from all claims and costs due then or otherwise incurred by Seller as a result of any claim by or through Purchaser for all fees, commission or compensation on account of this Contract.  Seller warrants that it has not engaged the services of a real estate broker(s) other than Aaron Swerdlin at NGKF for whom Seller shall be solely responsible for payment of any fees, commissions or other compensation, in connection with the transactions contemplated by this Contract. and agrees to indemnify, defend, and hold harmless Purchaser from all claims and costs incurred by Purchaser as a result of any claim by or through Seller for any fee, commission or compensation owed on account of this Contract.

15.                               Remedies.  In the event of a material breach of this Contract by Seller, including, but not limited to an intentional breach of Seller’s representations and warranties contained in Section 16, and if as a result thereof a Closing hereunder shall not occur, then in such case Purchaser may either (a) terminate this Contract and receive a return of the Earnest Money plus an amount (the “Agreed Sum”) equal to the lesser or (i) Purchaser’s actual third party costs and expenses in connection with the Contract, and (ii) $500,000, or (b) seek specific performance.  The foregoing remedies shall be the only remedies of Purchaser in the event of Seller’s default under this Contract, and Purchaser shall not be entitled to and hereby waives all rights to seek, any other remedy that may be available to Purchaser at law, in equity or otherwise, including, but not limited to, damages other than the return of the Deposit and the Agreed Sum, the filing of any notice of lis pendens, attachment, lien or encumbrance, or the taking of any action (other than specific performance) which impairs or could impair the ability of Seller to sell, transfer and freely deal with the Property.  In the event of a material breach of this Contract by Purchaser, Seller’s sole remedy shall be to terminate this Contract and retain the Earnest Money as liquidated damages; provided however, that if a simultaneous Closing does not occur, then Seller may seek specific performance if Purchaser fails to complete the subsequent Closing for a reason other than a breach of this Contract by Seller or the failure of a condition set forth in Section 10(a).

THE PARTIES ACKNOWLEDGE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY PURCHASER UNDER THIS AGREEMENT WILL BE DIFFICULT TO ASCERTAIN, AND THAT SUCH LIQUIDATED DAMAGES REPRESENT THE PARTIES’ BEST ESTIMATE OF SUCH DAMAGES.  SUCH RETENTION OF THE EARNEST MONEY BY SELLER IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE, AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY WITHIN THE MEANING OF SECTION 3275 OR SECTION 3369 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR PROVISION.

Seller’s Initials                  /s/ SG  /s/ CM

Purchaser’s Initials /s/ JF

16.                               Representations, Warranties, and Covenants.

a.              Each Facility Seller severally represents, warrants, and covenants to Purchaser that (for the purpose of this Section 16.a, each reference to Seller shall be deemed to refer to each separate Facility Seller and each reference to Property shall be deemed to refer to the Facility owned by each applicable Facility Seller :

i.                  Each Seller is a Delaware limited liability company validly existing and in good standing under the laws of the state in which it was formed and is qualified to transact business in the states where the Facilities are located to enter into and perform its obligations hereunder and under any document or instrument required to be executed and delivered on behalf of Seller hereunder and Seller has all requisite powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted.

ii.               The execution, delivery and performance of this Contract by Seller has been duly authorized by all necessary company or other action on the part of Seller, and the party executing this Contract on behalf of Seller is acting with full authority to bind the Seller.  This Contract constitutes the valid and binding agreement of Seller and is enforceable against Seller in accordance with the terms, subject to bankruptcy, insolvency and creditor’s rights generally.  There is no other person or entity whose consent is required in connection with Seller’s performance of its obligations hereunder.

iii.            The execution and delivery of, and the performance by Seller of its obligations under this Contract do not and will not contravene, or constitute a default under, Seller’s by-laws or other organizational document or any agreement, judgment, injunction, order, decree or other instrument binding upon Seller, or result in the creation of any lien or other encumbrance on any asset of Seller or any provision of applicable law.  Except for this Contract, there are no outstanding agreements pursuant to which Seller has agreed to sell or has granted an option, right of first refusal or other right to purchase the Property.

iv.           Seller has no knowledge (as used in this Contract, “Seller’s knowledge” or words of like import mean the actual present knowledge of Elliot Pessis, representatives of Seller who have substantial knowledge about the Property, without further investigation or inquiry, without any individual liability on the part of such representatives) of, nor has it received any notice of any special taxes or assessments related to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

v.              As of the Effective Date and as of the Closing Date, Seller has no knowledge there is any condemnation proceeding or litigation pending and Seller has no knowledge of any threatened, with reference to any of the Property, including but not limited to any asserted or unasserted or threatened claim by any member of Seller related to the terms and conditions of this Contract, the Purchase Price or any breach of fiduciary duty.  To Seller’s knowledge, none of the Property that is personal property is leased, including, without limitation, telephones, telephone systems, computers, copiers, facsimile machines, cameras, gates and signs advertising the Facility.

vi.           Seller shall not, before or after the Closing Date, release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers related to any Property or any part thereof, except with the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion.

vii.        [Intentionally Omitted].

viii.     Seller is not a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property.  Seller will not, between the date hereof and the date of Closing, enter into any employment contracts or agreements or hire any employees.

ix.           [Intentionally Omitted].

x.              No Act of Bankruptcy has occurred with respect to Seller.  For purposes of this Contract, “Act of Bankruptcy” shall mean if a party hereto or any general partner or managing member thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any member thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or member, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or member or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

xi.           Except to the extent set forth in any environmental studies provided to Purchaser, Seller has received no written notice:  (i) of the presence of any “Hazardous Substances” (as defined below) on the Property, or any portion thereof, or, (ii) of any spills, releases, discharges, or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property, or any portion thereof, or (iii) of the presence of any  transformers containing PCB’s, serving, or stored on, the Property, or any portion thereof (as used herein, “Hazardous Substances” shall mean any substance or material whose presence, nature, quantity or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is either:  (A) potentially injurious to the public health, safety or welfare, the environment or the Property, (B) regulated, monitored or defined as a hazardous or toxic substance or waste by any Environmental Authority, or (C) a basis for liability of the owner of the Property to any Environmental Authority or third party, and Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products, by-products or components thereof, and asbestos).

xii.        [INTENTIONALLY OMITTED]

xiii.     [INTENTIONALLY OMITTED]

xiv.    Except for expenses for which Purchaser received a closing proration credit, Seller shall remain liable for any expenses incurred by Seller and/or Seller’s agents for the period prior to the Closing Date and shall indemnify Purchaser against any actions brought against Purchaser or any of the Property resulting from Seller’s failure to pay any such expenses, including, but not limited to any mechanics liens or claims that have been or may be asserted against the Purchaser or the Property with respect to any work performed on the Property prior to the Closing Date.  Purchaser shall remain liable for any expenses incurred by Purchaser and/or Purchaser’s agents or employees for the period on or after the Closing Date and shall indemnify Seller against any actions brought against Seller or any of the Property resulting from Purchaser’s failure to pay any such expenses.

xv.       [INTENTIONALLY OMITTED]

If Seller cannot reaffirm to Purchaser the truth and correctness, as of the applicable Group One Closing Date or Group Two Closing Date, of each of said representations and warranties, and of any representations, warranties or Contracts set forth elsewhere in this Contract, as required pursuant to Section 10.a.2 above, Purchaser may, as its sole remedies, elect either to: (i) terminate this Contract and receive a refund of its Earnest Money, in which event neither party shall have any further liability to the other in accordance with this Contract, except for such liability and obligations that expressly survive the termination of this Contract; provided, however, in the event the changes in the representations and warranties are caused by Seller’s intentional acts or omissions in violation of the express terms of this Contract, Seller shall reimburse Purchaser for its actual third party costs incurred in connection with this Contract in an amount equal to the lesser of (A) actual, out of pocket costs, and (B) $500,000; or (ii) to close the transaction contemplated hereby and receive the instruments required herein from Seller irrespective of such failure.

All representations, warranties and covenants of Seller contained herein shall survive the Closing for a period of six (6) months (the “Survival Period”) and shall inure to the benefit of Purchaser and its legal representatives, heirs, successors or assigns.  Seller shall be liable to Purchaser under this Contract for Purchaser’s actual damages with respect to a breach of a representation or warranty by Seller under this Contract that is discovered by Purchaser following Closing and is made the subject of a written claim to Seller within the Survival Period, provided however, that: (i) Purchaser shall have no right to bring a claim unless the aggregate of all claim(s) shall exceed Fifty Thousand Dollars ($50,000.00), and (ii) in no event shall the liability of Seller with respect to any such claim(s) by Purchaser provided for in this Contract exceed in the aggregate Five Hundred Thousand Dollars ($500,000.00).  If, prior to the Closing, Purchaser obtains actual knowledge (from whatever source whatsoever, as a result of Purchaser’s due diligence, or the inclusion of any information in any written disclosure by Seller or Seller’s agents and employees) of any inaccuracy or breach of any representation contained in this Contract (a “Purchaser Waived Breach”) and nonetheless proceeds with and consummates the Closing, then Purchaser shall be deemed to have waived and forever renounced any right to assert a claim or cause of action for damages under this Contract, or any other claim or cause of action under this Contract, at law or in equity on account of any such Purchaser Waived Breach.

b.              Purchaser represents, warrants, and covenants to Seller that:

i.                  Purchaser is a limited partnership, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in the states where the facilities are located and to enter into and perform its obligations hereunder and under any document or instrument required to be executed and delivered on behalf of Purchaser.

ii.               The execution, delivery and performance of this Contract by Purchaser has been duly authorized by all necessary company or other action on the part of Purchaser, and the party executing this Contract on behalf of Purchaser is acting with full authority to bind the Purchaser.  This Contract constitutes the valid and binding agreement of Purchaser and is enforceable against Purchaser in accordance with the terms, subject to bankruptcy, insolvency and creditor’s rights generally.  There is no other person or entity whose consent is required in connection with Purchaser’s performance of its obligations hereunder.

iii.            The execution and delivery of, and the performance by Purchaser of its obligations under this Contract do not and will not contravene, or constitute a default under, Purchaser’s by-laws or other organizational document or any agreement, judgment, injunction, order, decree or other instrument binding upon Purchaser, or result in the creation of any lien or other encumbrance on any asset of Purchaser or any provision of applicable law.  Except for this Contract, there are no outstanding agreements pursuant to which Purchaser has agreed to sell or has granted an option, right of first refusal or other right to purchase the Property.

iv.           No Act of Bankruptcy has occurred with respect to Purchaser.  For purposes of this Contract, “Act of Bankruptcy” shall mean if a party hereto or any general partner or managing member thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any member thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or member, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or member or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

v.              Neither Purchaser, nor its affiliate CubeSmart Asset Management, LLC, which is the property manager of the Property has any knowledge (as used in this Contract, “Purchaser’s knowledge” or words of like import mean the actual present knowledge of Jonathan Perry and Guy Middlebrooks, representative(s) of Purchaser who have substantial knowledge about the Property, without further investigation or inquiry, without any individual liability on the part of such representative(s)) of matters, that, if disclosed to Seller, would cause Seller’s representations and warranties set forth in clauses iv, v and xi of Sections 16.a. above to be untrue.

If Purchaser cannot reaffirm to Seller the truth and correctness, as of the Group One Closing Date or the Group Two Closing Date, as applicable, of each of said representations and warranties, and of any representations, warranties or Contracts set forth elsewhere in this Contract, as required pursuant to Section 10.b.2 above, Seller may, as its sole remedies, elect either to: (i) terminate this Contract allow the return of the Earnest Money to Purchaser, in which event neither party shall have any further liability to the other in accordance with this Contract, except for such liability and obligations that expressly survive the termination of this Contract; provided, however, in the event the changes in the representations and warranties are caused by Purchaser’s intentional acts or omissions in violation of the express terms of this Contract, Seller shall retain the Earnest Money as liquidated damages; or (ii) to close the transaction contemplated hereby and receive the instruments required herein from Purchaser irrespective of such failure.

All representations, warranties and covenants of Purchaser contained herein shall survive the Closing for the Survival Period and shall inure to the benefit of Seller and its legal representatives, heirs, successors or assigns.  Purchaser shall be liable to Seller under this Contract for Seller’s actual damages with respect to a breach of a representation or warranty by Purchaser under this Contract that is discovered by Seller following Closing and is made the subject of a written claim to Purchaser within the Survival Period, provided however, that: (i) Seller shall have no right to bring a claim unless the aggregate of all claim(s) shall exceed Fifty Thousand Dollars ($50,000.00), and (ii) in no event shall the liability of Purchaser with respect to any such claim(s) by Seller provided for in this Contract exceed in the aggregate Five Hundred Thousand Dollars ($500,000.00).  If, prior to the Closing, Seller obtains actual knowledge (from whatever source whatsoever, as a result of Seller’s due diligence, or the inclusion of any information in any written disclosure by Purchaser or Purchaser’s agents and employees) of any inaccuracy or breach of any representation contained in this Contract (a “Seller Waived Breach”) and nonetheless proceeds with and consummates the Closing, then Seller shall be deemed to have waived and forever renounced any right to assert a claim or cause of action for damages under this Contract, or any other claim or cause of action under this Contract, at law or in equity on account of any such Seller Waived Breach.

17.                               Indemnification.  Each Facility Seller agrees to indemnify and hold Purchaser harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses, including attorneys’ fees, related to or arising from any claim by any member of  such Facility Seller related to the transactions contemplated herein, including but not limited to any claim involving the authority of the managing member to bind the Facility Seller, breach of any fiduciary duty, or the terms and conditions of this Contract generally, including but not limited to the Purchase Price applicable to the Facility owned by such Facility Seller.

18.                               Notices.  Any notice which any party may be required or may desire to give hereunder shall be by overnight courier, facsimile or electronic mail and shall be deemed to have been duly given on the next business day if sent by overnight courier or on the same day if sent by facsimile or electronic mail before 5:00 p.m. Central Time.  A duplicate copy of any notice sent by electronic mail shall be simultaneously sent by overnight courier.

TO SELLER:

Elliot Pessis and Michael Gershowitz

Harrison Street Real Estate Capital

71 S. Wacker Drive

Suite 3575

Chicago, IL 60601

Phone (312) 920-1856

Electronic Delivery: epessis@harrisonst.com

mgershowitz@harrisonst.com

WITH A COPY TO: Adam T. Berkoff DLA Piper LLP (US) 203 N. LaSalle Street Suite 1900 Chicago, IL 60601 Phone (312) 368-7266 Electronic Delivery: adam.berkoff@dlapiper.com

TO PURCHASER: Jonathan Perry CubeSmart 5 Old Lancaster Road Malvern, PA 19355 Phone: (610) 535-5792 Fax: (610) 535-5750 Electronic Delivery: jperry@cubesmart.com	WITH A COPY TO: Jeffrey P Foster CubeSmart 5 Old Lancaster Road Malvern, PA 19355 Phone: (610) 535-5765 Fax: (610) 535-5750 Electronic Delivery: jfoster@cubesmart.com

WITH A COPY TO: Morgan, Lewis & Bockius, LLP 1701 Market Street Philadelphia, PA 19103 Attn: Jeannine T. Bishop Phone: (215) 963-5204 Fax: (215) 837-1200 Electronic Delivery: jtbishop@morganlewis.com

TO TITLE AGENCY:

M Gordon Daniels, Principal

Land Services USA, Inc.

1835 Market Street, Suite 420

Philadelphia, PA 19103

Phone: (215) 255-8999

Fax: (215) 568-8219

Electronic Delivery: gdaniels@lsutitle.com

19.                               Time of Essence.  Time is of the essence of this Contract.

20.                               Arbitration and Attorney’s Fees.  Any controversy or claim between or among the parties hereto, whether arising out of this Contract or any instrument or agreement executed in connection with the transaction contemplated hereby, shall be determined by binding arbitration in Chester County, Pennsylvania in accordance with Exhibit K.

21.                               [INTENTIONALLY OMITTED]

22.                               Disclosure.  The parties hereto agree that these negotiations, the terms and conditions hereof, the ultimate decision by Purchaser to purchase or not to purchase the Property and the terms and conditions thereof shall not be disclosed by either party, or any shareholder or member therein, or by Broker to anyone other than each party’s accountants, attorneys, advisors, shareholders or members, upon their agreement to be bound hereby.  Prior to making any press releases or other public communication regarding the Closing, each party shall obtain the written consent of the other as to the content of such release or communication, which shall not be unreasonably withheld.  The Seller acknowledges that Purchaser is a publicly registered company and is required to make certain filings (each a “Filing”) with the Securities and Exchange Commission (“SEC”), the New York Stock Exchange, and other regulatory agencies (collectively, the “Regulatory Agencies”).  Purchaser shall be permitted without the prior consent or approval of the Sellers, to make such public filings, registrations and other information disclosures to the Regulatory Agencies that are required by the applicable rules and regulations of the Regulatory Agencies, provided that Purchaser, in consultation with its SEC legal counsel, agrees to incorporate the Sellers’ reasonable comments thereto.

Purchaser shall, at least one (1) business day prior to the issuance of a Filing related to the transactions contemplated in this Agreement, deliver a copy of the proposed Filing to the Sellers for their review and reasonable comment.

23.                               Tax-Deferred Exchange.  Purchaser may consummate the purchase of the Property as part of a so-called like-kind exchange (the “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, provided that (a) all costs, fees and expenses attendant to the Exchange shall be sole responsibility of Purchaser; (b) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Purchaser’s obligations and covenants under this Contract, (c) Seller shall not be required to take an assignment of the purchase agreement for the relinquished or replacement property or be required to acquire or hold title to any real property (other than the Property) for purposes of consummating any such exchange, and (d) in no event shall such exchange release Purchaser any party from its obligations under this Contract.  Seller shall reasonably cooperate with Purchaser in effecting the Exchange.

24.                               Cooperation with S-X 3-14 Audit.  The Seller acknowledges that Purchaser is a publicly registered company (“Registered Company”).  The Seller acknowledges that Purchaser may be required to make certain filings with the Securities and Exchange Commission (the “SEC Filings”) that relate to the most recent pre-acquisition fiscal year (the “Year”) and the current fiscal year through the date of acquisition (the “stub period”) for the Property. If requested in writing by Purchaser in connection with Purchaser’s preparation of the SEC Filings, the Seller agrees to provide the Purchaser with the following: (i) access to bank statements for the Year and stub period; (ii) rent roll as of the end of the Year and stub period; (iii) operating statements for the Year and stub period; (iv) access to the general ledger for the Year and stub period; (v) cash receipts schedule for each month in the Year and stub period; (vi) access to invoice for expenses and capital improvements in the Year and stub period; (vii) accounts payable ledger and accrued expense reconciliations for the Year and stub period; (viii) check register for the 3-months following the Year and stub period; (ix) all leases and 5-year lease schedules; (x) copies of all insurance documentation for the Year and stub period; (xi) copies of accounts receivable aging as of the end of the Year and stub period; (xii) access to such other documents or agreements in the possession or control of Seller reasonably required to complete the required filings; and (xiii) signed representation letter in the form attached hereto as Exhibit “N”.  It is understood and agreed that Purchaser shall not be entitled to rely on the content or existence of such letter and Purchaser shall indemnify, defend and hold Seller harmless of, from and against any and all losses, claims, expenses and the like incurred by Seller in connection with such letter, excluding any of the foregoing attributable to Seller’s actual fraud or intentional misrepresentation.  The foregoing inability of Purchaser to rely on the content or existence of such letter and the foregoing indemnification obligation shall survive Closing.  The provisions of this Section 24 shall survive until the earlier of (a) the date Purchaser next files its form 10-K with the SEC, or (b) March 31, 2015.

25.                               Assignment.  Purchaser, without Seller’s consent, may assign its rights and obligations hereunder to any affiliate of Purchaser’s in which Purchaser maintains control and at least a fifty percent (50%) direct or indirect ownership interest.  This Contract shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

26.                               Timing.  If any date herein (except the Proration Date) shall fall on a Saturday, Sunday, Monday or national holiday (“Non-business Day”), the date shall automatically be advanced to the first Tuesday thereafter; but if that day is a Non-business Day, then the date shall be the next business day.

27.                               As-Is Purchase.  Except as otherwise expressly set forth in this Contract, the Property is being sold in an “AS IS” condition and “WITH ALL FAULTS” as of the Effective Date and as of Closing.  Except as expressly set forth in this Contract or any other documents delivered at Closing, no representations or warranties have been made or are made and no responsibility has been or is assumed by Seller or any Seller affiliate or manager as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof.  The parties agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Contract and the Exhibits hereto annexed, which alone fully and completely express their agreement, and that this Contract has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Contract or the Exhibits annexed hereto or any document or instrument executed or delivered at Closing.

Except as may be expressly provided for herein, Seller makes no representations or warranties as to whether the Property contains asbestos or harmful or toxic substances or pertaining to the extent, location or nature of same.  Purchaser acknowledges that, notwithstanding Purchaser’s affiliate being the Property Manager, Seller has requested Purchaser to inspect fully the Property and investigate all matters relevant thereto and to rely solely upon the results of Purchaser’s own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

BUYER HEREBY ACKNOWLEDGES THAT IT HAS READ AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 (“SECTION 1542”), WHICH IS SET FORTH BELOW:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”  BY INITIALING BELOW, BUYER HEREBY WAIVES THE PROVISIONS OF SECTION 1542 SOLELY IN CONNECTION WITH THE MATTERS WHICH ARE THE SUBJECT OF THE FOREGOING WAIVERS AND RELEASES.  BUYER FURTHER AGREES AND ACKNOWLEDGES THAT, IN GIVING THE FOREGOING WAIVER AND RELEASE, IT HAS WITH ITS LEGAL COUNSEL, CONSIDERED ANY STATUTE OR OTHER LAW THAT MIGHT APPLY TO AND LIMIT THE EFFECT OF PURCHASER’S WAIVER AND RELEASE HEREIN AND HEREBY KNOWINGLY WAIVES THE BENEFITS OF ANY SUCH LAW AND INTENDS THAT IT NOT BE APPLICABLE HERE:

/s/ JF

Buyer’s Initials

The foregoing waivers and releases by Purchaser shall survive the Closing and the recordation of the Deed and shall not be deemed merged into the Deed upon its recordation.

28.                               Merger.  The acceptance of the Deed by Purchaser shall be deemed to be a full performance by Seller of, and shall discharge Seller from, all obligations hereunder; and Seller shall have no liability hereunder thereafter to Purchaser, or to any other person, firm, corporation or public body with respect to Seller or the Property except as to the representations and covenants expressly surviving.

29.                               Further Assurances.  Each of the parties hereby agrees to execute, acknowledge and deliver such other documents or instruments as the other may reasonably require from time to time to carry out the purposes of this Contract.

30.                               Amendments.  This Contract may not be changed, modified or terminated except by a written instrument executed by the parties hereto.

31.                               Waiver.  No waiver by either party of any failure or refusal of the other party to comply with any of its obligations shall be deemed a waiver of any other or subsequent failure or refusal so to comply.

32.                               Section Headings.  The headings of the various Sections of this Contract have been inserted only for the purpose of convenience, and are not part of this Contract and shall not be deemed in any manner to modify, explain, qualify or restrict any of the provisions of this Contract.

33.                               Governing Law.  This Contract shall be interpreted, and the rights and liabilities of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the laws of the State of Illinois applicable to agreements executed, delivered and performed within such state, without giving effect to the principles of conflicts of law.

34.                               Waiver of Jury Trial.  It is mutually agreed by and between Seller and Purchaser that the respective parties hereto shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Contract.

35.                               No Recording.  Neither party shall record this Contract or any memorandum thereof without the prior written consent of the other party, which consent may be withheld in such other party’s sole discretion.

36.                               Entire Agreement.  This Contract and the Exhibits attached hereto constitute the entire agreement between the parties and supersedes all other negotiations, understandings, and representations made by and between the parties and their agents, servants, and employees.

37.                               Counterparts.  This Contract may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

38.                               Natural Hazard Disclosure.  Purchaser and Seller acknowledge that Seller may be required under California law to disclose if the Property lies within the following natural hazard areas or zones:  (a) a special flood hazard area designated by the Federal Emergency Management Agency (California Civil Code Section 1102.17); (b) an area of potential flooding (California Government Code Section 8589.4); (c) a very high fire hazard severity zone (California Government Code Section 51183.5); (d) a wild land area that may contain substantial forest fire risks and hazards (Public Resources Code Section 4136); (e) an earthquake fault zone (Public Resources Code Section 2621.9); or (f) a seismic hazard zone (Public Resources Code Section 2694).  Purchaser shall cause the Title Company to be engaged (which, in such capacity, is referred to herein as the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller’s disclosure obligations, if and to the extent such obligations exist, with respect to the natural hazards referred to in California Civil Code Section 1102.6c(a) and to report the result of the Natural Hazard Expert’s examination to Purchaser and Seller in writing.  Purchaser shall instruct the Title Company to deliver to Purchaser Natural Hazard Expert’s examination report prior to the Disapproval Date.  The written reports prepared by the Natural Hazard Expert regarding the results of the Natural Hazard Expert’s examination fully and completely discharges Seller from Seller’s disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Contract, the provisions of Civil Code Section 1102.4 regarding non-liability of Seller for errors or omissions not within Seller’s personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert’s expertise with respect to the examination and written report regarding the natural hazards referred to above.

39.                               Energy Disclosure Requirements.  Purchaser acknowledges that Seller may be required to disclose certain information concerning the energy performance of the Property pursuant to California Public Resources Code Section 25402.10 and the regulations adopted pursuant thereto (collectively the “Energy Disclosure Requirements”).  Purchaser hereby waives any rights under the Energy Disclosure Requirements and further waives any right to receive the Disclosure Summary Sheet, Statement of Energy Performance, Data Checklist, and Facility Summary, all as defined in the Energy Disclosure Requirements (collectively, the “Energy Disclosure Information”).  Purchaser hereby forever releases Seller of any liability under the Energy Disclosure Requirements, including, without limitation, any liability of Seller arising as a result of Seller’s failure to provide to Purchaser the Energy Disclosure Information.  Purchaser’s approval of the condition of the Property pursuant to the terms of this Agreement shall be deemed to be Purchaser’s approval of the energy performance of the Property.  The terms of this Section 39 shall survive the Closing, the recordation of the deed or earlier termination of this Agreement.  Notwithstanding the foregoing, in the event Seller delivers such Energy Disclosure Information to Purchaser prior to the Disapproval Date and Purchaser elects to proceed with the purchase of the Property pursuant to Section 3 above, such election to proceed by Purchaser shall be deemed Purchaser’s acceptance of the Energy Disclosure Information and acknowledgment of the satisfaction of the Energy Disclosure Requirements.

40.                               Florida Radon Disclosure.  Florida law requires the following disclosure to be given to the purchaser of property in the State of Florida.  Seller has made no independent inspection of the Properties located in the State of Florida to determine the presence of conditions which may result in radon gas; however, Seller is not aware of any such condition.  Certain building methods and materials have been proven to reduce the possibility of radon gas entering the building:

“RADON GAS:  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county public health unit.”

[signatures appear on the following page]

Executed by Purchaser on	PURCHASER:

CubeSmart, L.P.

	By:	CubeSmart, its general partner

August 25, 2014	By: /s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

Executed by Seller on

August 25, 2014

SELLER:

GROUP ONE SELLERS:

STORAGE PARTNERS OF SOUTH HARLEM, LLC

By:	HSREP II Holding, LLC, a Delaware limited liability company

	By:	HSRE REIT II, a Maryland real estate investment trust, its sole member

By: /s/ Stephen M. Gordon
		Name:	Stephen M. Gordon
		Its:	Trustee

WWP-HSRE SDO, LLC

WWP-HSRE ONTARIO GE, LLC

WWP-HSRE ONTARIO, LLC

By:	HSRE-WWP I, LLC, a Delaware limited liability company

	By:	HSRE-WWP IA, LLC, a Delaware limited liability company

		By:	HSREP II Holding, LLC, a Delaware limited liability company

			By:	HSRE REIT II, a Maryland real estate investment trust, its sole member

By: /s/ Stephen M. Gordon
				Name:	Stephen M. Gordon
				Its:	Trustee

HSREP II STORAGE – BOLINGBROOK, LLC

HSREP II STORAGE – CANAL, LLC

HSREP II STORAGE – CHESTNUT, LLC

HSREP II STORAGE – COLTON, LLC

HSREP II STORAGE – COUNTRYSIDE, LLC

HSREP II STORAGE – EXETER, LLC

HSREP II STORAGE – FORSYTH, LLC

HSREP II STORAGE – GEORGESVILLE, LLC

HSREP II STORAGE – HENDERSON, LLC

HSREP II STORAGE – JOHNSTON, LLC

HSREP II STORAGE – MORSE, LLC

HSREP II STORAGE – POLARIS, LLC

HSREP II STORAGE – ROBERTS, LLC

HSREP II STORAGE – SANFORD, LLC

HSREP II STORAGE – TWENTY FIFTH, LLC

HSREP II STORAGE – WAKEFIELD, LLC

HSREP II STORAGE – WAVERLY, LLC

HSREP II STORAGE – WESTERN, LLC

HSREP II STORAGE – WOONSOCKET, LLC

By:	HSREP II Storage I, LLC, a Delaware limited liability company

	By:	HSREP II Storage Holding I, LLC, a Delaware limited liability company

		By:	HSREP II Holding, LLC, a Delaware limited liability company

			By:	HSRE REIT II, a Maryland real estate investment trust, its sole member

By: /s/ Stephen M. Gordon
				Name:	Stephen M. Gordon
				Its:	Trustee

GROUP TWO SELLERS:

STORAGE PARTNERS OF BLUE ISLAND, LLC

STORAGE PARTNERS OF MAYWOOD, LLC

STORAGE PARTNERS OF NORTH KEDZIE, LLC

STORAGE PARTNERS OF SOUTH CHICAGO, LLC

By:	HSRE Chicago Self Storage Holding I, LLC, a Delaware limited liability company

	By:	HSRE REIT I, a Maryland real estate investment trust, its sole member

By: /s/ Christopher Merrill
		Name:	Christopher Merrill
		Its:	Trustee

EXHIBITS

A	Legal Descriptions
B	Escrow Agreement
C	Items to be furnished by Seller per Paragraph 3
D	Items to be Furnished by Purchaser at Closing
E	Items to be Furnished by Seller at Closing
F	Special Warranty Deed
G	Bill of Sale
H	Assignment of Leases, Intangible Property, Guarantees, Warranties, Permits, Licenses and Approvals
I	Notice to Tenants
J	Non-Foreign Affidavit
K	Proration Review, Arbitration and Attorneys’ Fees
L	Facilities
M	Facility Factors
N	Audit Cooperation Letter

EXHIBIT A-1 TO CONTRACT

LEGAL DESCRIPTION

12400 South Western Avenue, Blue Island, IL 60406

Parcel 1:

Lots 1 and 2 (except the East 14 feet thereof) in Block 2 in South Highlands, a subdivision of the South 1/2 of the Northeast 1/4 of the Southeast 1/4 and the North 1/2 of Lots 1 and 2 in Assessor’s Division of the Southeast 1/4 of the Southeast 1/4 of Section 25, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

Lots 3, 4 and 5 (except the East 14 feet thereof) in Block 2 in South Highlands, a subdivision of the South 1/2 of the Northeast 1/4 of the Southeast 1/4 and the North 1/2 of Lots 1 and 2 in Assessor’s Division of the Southeast 1/4 of the Southeast 1/4 of Section 25, Township 37 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois.

A-1-1

EXHIBIT A-2 TO CONTRACT

LEGAL DESCRIPTION

565 West Boughton Road, Bolingbrook, IL 60440

THAT PART OF THE NORTHEAST 1/4 OF SECTION 9, TOWNSHIP 37 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED BY BEGINNING AT THE POINT OF INTERSECTION OF A LINE DRAWN PARALLEL WITH AND 240.00 FEET WEST OF THE EAST LINE OF SAID NORTHEAST 1/4 WITH THE SOUTHERLY LINE OF BOUGHTON ROAD AS DEDICATED IN THE PLAT OF THE COURT HOMES OF INDIAN OAKS LOTS 9 THROUGH 14 (RECORDED AS DOCUMENT R71-23456) AND RUNNING THENCE SOUTH 00 DEGREES 06 MINUTES 50 SECONDS WEST ON SAID PARALLEL LINE, 445.00 FEET; THENCE NORTH 89 DEGREES 53 MINUTES 10 SECONDS WEST, 371.37 FEET TO THE EASTERLY LINE OF DUPAGE DRIVE AS SHOWN ON THE PLAT OF THE TOWNHOMES OF INDIAN OAKS UNIT FIVE (RECORDED AS DOCUMENT R73-08025); THENCE NORTHERLY ON SAID EASTERLY LINE, BEING A CURVE TO THE LEFT HAVING A RADIUS OF 92.00 FEET, AN ARC DISTANCE OF 5.47 FEET TO THE POINT OF TANGENCY; THENCE NORTH 33 DEGREES 25 MINUTES 00 SECONDS WEST ON THE TANGENT TO SAID CURVE, BEING THE EASTERLY LINE OF SAID DRIVE, 130.64 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY ON SAID EASTERLY LINE, BEING A TANGENTIAL CURVE TO THE RIGHT HAVING A RADIUS OF 460.87 FEET, AN ARC DISTANCE OF 202.34 FEET TO THE POINT OF TANGENCY; THENCE NORTH 08 DEGREES 15 MINUTES 40 SECONDS WEST ON SAID EASTERLY LINE, 67.00 FEET TO THE SOUTHERLY LINE OF BOUGHTON ROAD; THENCE NORTH 81 DEGREES 44 MINUTES 20 SECONDS EAST ON SAID SOUTHERLY LINE, 533.64 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS

STREET ADDRESS: 565 WEST BOUGHTON ROAD, BOLINGBROOK, ILLINOIS

PIN: 02-09-200-040-0000

A-2-1

EXHIBIT A-3 TO CONTRACT

LEGAL DESCRIPTION

8312 South Chicago Avenue, Chicago, IL 60617

BLOCK FOUR, IN LINCOLN ADDITION, A RESUBDIVISION OF THAT PART OF WHITFORD’S SUBDIVISION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER AND THAT PART OF MOORE’S SUBDIVISION OF THE NORTH HALF OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER LYING NORTHEAST OF LAKE SHORE AND MICHIGAN SOUTHERN RAILROAD, IN SECTION 36, TOWNSHIP 38 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO A PLAT RECORDED IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS, MARCH 18, 1913, IN BOOK 120 OF PLATS, PAGE 8 AS DOCUMENT NUMBER 5147032; EXCEPTING FROM SAID BLOCK FOUR THOSE PARTS THEREOF DESCRIBED AS FOLLOWS: (1) THE SOUTHEASTERLY 962 FEET THEREOF MEASURED ON NORTHEASTERLY AND SOUTHWESTERLY LINES THEREOF; (2) COMMENCING AT THE MOST NORTHERLY CORNER OF SAID BLOCK FOUR AND RUNNING THENCE SOUTH ALONG THE WEST LINE OF SAID BLOCK A DISTANCE OF 155.10 FEET, THENCE NORTHEASTERLY IN A STRAIGHT LINE TO A POINT IN THE NORTHEASTERLY LINE OF SAID BLOCK WHICH IS 108.86 FEET SOUTHEASTERLY OF THE MOST NORTHERLY CORNER OF SAID BLOCK, THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY LINE OF SAID BLOCK 108.86 FEET TO THE PLACE OF BEGINNING.

ALSO DESCRIBED AS FOLLOWS:

PART OF BLOCK FOUR, LINCOLN ADDITION, CITY OF CHICAGO, COOK COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHERLY MOST CORNER OF SAID BLOCK 4; THENCE SOUTH 45 DEGREES 25 MINUTES 38 SECONDS EAST, 108.86 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 45 DEGREES 25 MINUTES 38 SECONDS EAST, 352.99 FEET; THENCE SOUTH 44 DEGREES 34 MINUTES 38 SECONDS WEST, 150.00 FEET; THENCE NORTH 45 DEGREES 25 MINUTES 38 SECONDS WEST, 314.06 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 55.47 FEET; THENCE NORTH 44 DEGREES 34 MINUTES 38 SECONDS EAST, 110.49 FEET TO THE POINT OF BEGINNING.

A-3-1

EXHIBIT A-4 TO CONTRACT

LEGAL DESCRIPTION

9801 West 55th Street, Countryside, IL 60525

PARCEL 1:

THE WEST 100.00 FEET (EXCEPT THE EAST 75.00 FEET THEREOF AND EXCEPT THE NORTH 50.00 FEET THEREOF TAKEN FOR HIGHWAY) OF THE EAST 1/2 OF LOT 4, LYING NORTH OF A LINE, THAT IS 331.99 FEET NORTH OF AND PARALLEL TO THE CENTERLINE OF 56TH STREET IN VIAL’S SUBDIVISION OF THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE WEST 97.00 FEET OF THE NORTH 250.00 FEET OF THE WEST 1/2 OF LOT 4 (EXCEPT THE NORTH 50.00 FEET THEREOF TAKEN FOR HIGHWAY) IN VIAL’S SUBDIVISION OF THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

THE WEST 1/2 OF LOT 4 (EXCEPT THE NORTH 250.00 FEET AND EXCEPT THE WEST 94.38 FEET OF THE SOUTH 180.00 FEET AND EXCEPT THE EAST 70.00 FEET, LYING SOUTH OF A LINE 180.00 FEET NORTH OF THE NORTH LINE OF 56TH STREET AND EXCEPT THAT PART DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF LOT 4, A DISTANCE OF 180.00 FEET NORTH OF THE SOUTH LINE OF LOT 4, SAID SOUTH LINE BEING THE CENTERLINE OF 56TH STREET; THENCE EAST, A DISTANCE OF 94.38 FEET ON A LINE PARALLEL WITH THE SOUTH LINE OF LOT 4 TO A POINT ON A LINE 70.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF THE WEST 1/2 OF LOT 4; THENCE NORTH, A DISTANCE OF 30.00 FEET ON AFORESAID PARALLEL LINE; THENCE WEST TO A POINT ON THE WEST LINE OF LOT 4, SAID POINT BEING 32.00 FEET NORTH OF THE PLACE OF BEGINNING; THENCE SOUTH ON THE WEST LINE OF LOT 4, A DISTANCE OF 32.00 FEET TO THE PLACE OF BEGINNING), ALL IN VIAL’S SUBDIVISION OF THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THE EAST 173.0 FEET OF THE SOUTH 431.15 FEET OF THE NORTH 481.15 FEET OF LOT 5 IN VIAL’S SUBDIVISION OF THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

THE NORTH 250 FEET OF THE WEST 1/2 OF LOT 4 (EXCEPT THE WEST 97 FEET THEREOF AND EXCEPT THE NORTH 50 FEET THEREOF TAKEN FOR HIGHWAY PURPOSES) IN VIAL’S SUBDIVISION OF THE NORTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

STREET ADDRESS: 9801 WEST 55th STREET, COUNTRYSIDE, ILLINOIS

PIN: 18-16-201-022-0000; 18-16-202-016-0000; 18-16-202-022-0000 and 18-16-202-023-0000

A-4-1

EXHIBIT A-5 TO CONTRACT

LEGAL DESCRIPTION

407 East 25th Street, Chicago, IL 60616

PARCEL 1:

LOTS 1 TO 15 AND LOT 16 (EXCEPT THE WEST 15 FEET THEREOF) IN BLOCK 4 IN WALKER BROTHERS ADDITION TO CHICAGO, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 27, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE EAST-WEST 18 FOOT PUBLIC ALLEY (EXCEPT THE WEST 65 FEET THEREOF) AND ALL OF THE NORTH-SOUTH 18 FOOT PUBLIC ALLEY LYING WITHIN BLOCK 4 IN WALKER BROTHERS ADDITION TO CHICAGO, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 27, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PROPERTY ADDRESS: 407-421 East 25th Street, Chicago, Illinois

PIN: 17-27-203-003-0000 and 17-27-203-007-0000

A-5-1

EXHIBIT A-6 TO CONTRACT

LEGAL DESCRIPTION

6201 South Harlem Avenue, Chicago, IL 60638

Parcel A:

A part of the following described portion of Sections 18 and 19, Township 39 North, Range 13 East of the Third Principal Meridian:

Commencing at the Southeast corner of Section 13, Township 38 North, Range 12 East of the Third Principal Meridian; thence North along the East line of said Section 13, 332.96 feet; thence East on a line drawn to a point on the East line of the West 1/2 of the Southwest 1/4 of Section 18, Township 38 North, Range 13 East of the Third Principal Meridian, 314.88 feet North of the South line of Section 18 aforesaid 527.32 feet, more or less, to the Western line of the Chicago and Western Indiana Railroad right-of-way; thence Southwesterly along said Westerly right-of-way line 408.68 feet, more or less, to a point on a line drawn from the Southeast corner of Section 13, Township 38 North, Range 12 East of the Third Principal Meridian, to the South 1/4 corner of Section 18, Township 38 North, Range 13 East of the Third Principal Meridian; thence Westerly along the last mentioned line to the place of beginning (except therefrom Lot 1 in Frederick H. Bartlett1s Harlem Avenue Subdivision in the Southwest corner of Section 18, Township 38 North, Range 13 East of the Third Principal Meridian, and in the Northwest corner of Section 19, Township 38 North, Range 13 East of the Third Principal Meridian, in Cook County, Illinois.

Also, except that part taken from Harlem Avenue and 63rd Street which part is described as follows:

Note:  For the following courses the south line of lot 9 (which is herein after described) is considered as bearing north 89 degrees 56 minutes 15 seconds east and is identical with the north line of the aforesaid described parcel of land. Commencing at a point 218.17 feet east of the southwest corner of lot 9 in Harlem Sixty Third Resubdivision in the west 1/2 of the southwest 1/4 of section 18 aforesaid; thence south 9.90 feet to a point in a line 5.0 feet north of and parallel to the north face of a one-story brick building (being a brick wall); thence north 89 degrees 55 minutes 30 seconds east on the aforesaid line a distance of 114.86 feet, more or less, to a point in a line 5.0 feet west of and parallel to the west face of a one-story brick and metal building addition (being a metal wall); thence north 0 degrees 13 minutes west on the aforesaid line a distance of 9.86 feet, more or less, to a point in the south line of lots 9 and 10 in the aforesaid subdivision; thence south 89 degrees 56 minutes 15 seconds west along said south line 114.82 feet, more or less, to the place of commencement of this part; and

Parcel B:

That part of Lots 9 and 10 in Harlem Sixty Third Resubdivision in the west 1/2 of the southwest 1/4 of section 18, township 38 north, range 13 east of the third principal meridian, described as follows:

Note:  for the following courses the west line of aforesaid lot 9 is considered as bearing due south. Commencing at a point on the north line of aforesaid lot 9, that is 27 feet east of the northwest corner thereof: thence south in a line a distance of 214.4 feet to a point (being a point 27 feet east and 85.90 feet north of the southwest corner of the aforesaid lot 9); thence north 89 degrees 55 minutes 30 seconds east in a line a distance of 150.0 feet to a point; thence south in a line a distance of 67.9 feet to a point in a line 32.9 feet north of and parallel to the north face of a one story brick building (being a brick wall); thence north 89 degrees 55 minutes 3 0 seconds east on the aforesaid line a distance of 41.17 feet to a point; thence south in a line a distance of 18.0 feet, to the south line of lots 9 and aforesaid; thence north 89 degrees 56 minutes 15 seconds east on the aforesaid south line of lots 9 and 10 a distance of 114.82 feet to a point in a line 5.0 feet west of and parallel to the west face of a one-story brick and metal building addition (being a metal wall); thence north 0 degrees 13 minutes west on the aforesaid line a distance of 51.0 feet to the south face of a one-story brick building (being a brick wall); thence north 89 degrees 54 minutes 30 seconds east a distance of 5.0 feet to a point being the corner of the aforesaid brick wall and the aforesaid metal wall; thence north in line a distance of 0.52 feet to the centerline of aforesaid brick wall (being 1.04 feet thick); thence north 89 degrees 54 minutes 30 seconds east in aforesaid centerline a distance of 117.46 feet to a point in the projection north of the east face of the aforesaid one-story brick and metal building addition (being a brick wall): thence south in a line a distance of 0.52 feet to the aforesaid corner; thence north 89 degrees 54 minutes 30 seconds east on the south face of the aforesaid one-story brick building (being a brick wall) a distance of 8.68 feet to the east face of a brick wall of aforesaid brick building; thence north in aforesaid east face of a brick wall a distance of 2.00 feet to an angle point in aforesaid brick building; thence north 45 degrees 10 minutes 30 seconds east in the southeasterly face of a brick wall of aforesaid building a distance of 31.22 feet to an angle point in aforesaid brick building; thence north 89 degrees 55 minutes 30 seconds east in a south face of aforesaid brick building a distance of 6.50 feet to a point; thence south in a line a distance of 20.30 feet to a point; thence south 89 degrees 55 minutes 30 seconds east in a line a distance of 16.26 feet to a point; thence south in a line a distance of 19.78 feet to a point in the southwesterly line of aforesaid lot 10; thence north 35 degrees 20 minutes 15 seconds east in the southeasterly line of aforesaid lots 9 and 10 a distance of 325.75 feet to the northeast corner of aforesaid lot 9; thence south 89 degrees 55 minutes 30 seconds west’ in the north line of aforesaid lot 9 a distance of 680.27 feet to the place of beginning, in Cook County, Illinois.

A-6-1

Also described as:

Part of lots 9 and 10, Harlem Sixty-Third Resubdivision, and part of the Southwest Quarter of the Southwest Quarter of Section 18, Township 38 North, Range 13 East of the Third Principal Meridian, City of Chicago, Cook County, Illinois, being more particularly described as follows:

Beginning at the Northeast corner of said lot 9, thence S 35 degrees 20’ 27” West 325.75 feet; thence N 00 degrees 00’ 00” E, 19.78 feet; thence N 89 degrees 55’ 30” W, 16.26 feet; thence N 00 degrees 00’ 00” E, 20.30 feet; thence S 89 degrees 55’ 30” W, 16.50 feet; thence S 45 degrees 10’ 30” W, 31.22 feet; thence S 00 degrees 00’ 00” W, 2.00 feet; thence S 89 degrees 54’ 30” W, 8.68 feet; thence N 00 degrees 00’ 00” E, 0.52 feet; thence S 89 degrees 54’ 30” W, 117.46 feet; thence S 00 degrees 00’ 00” W, 0.52 feet; thence S 89 degrees 54’ 30” W, 5.00 feet; thence S 00 degrees 13’ 00” E, 60.91 feet; thence S 89 degrees 55’ 30” W, 114.86 feet; thence N 00 degrees 00’ 00” E, 27.90 feet; thence S 89 degrees 55’ 30” W, 41.17 feet, thence N 00 degrees 00” 00” E, S7.90 feet, thence S 09 degrees 55’ 30” W 150 feet; thence N 00’degrees 00’ 00” E, 214.40 feet; thence N 89 degrees 55’ 06” E, 680.27 feet to the point of beginning.

Parcel C:

Together with the rights and benefits of that certain Easement and Operating Agreement recorded May 12, 1981 as Document Number 25868424.

A-6-2

EXHIBIT A-7 TO CONTRACT

LEGAL DESCRIPTION

2647 North Western Avenue, Chicago, IL 60647

PARCEL 1:

LOTS 53, 54, 55 AND 56 IN BLOCK 3 IN JONES’ SUBDIVISION OF LOT 6 IN THE SNOW ESTATE SUBDIVISION IN THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 40 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 25, 1889 IN BOOK 36 OF PLATS PAGE 36, AS DOCUMENT 1176031, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

LOTS 1 TO 7 (EXCEPT THAT PART OF SAID LOTS 1 TO 7 LYING WEST OF A LINE 50 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SECTION 30 AND EXCEPT THE SOUTH 17 FEET OF SAID LOT 7) IN BLOCK 3 IN JONES’ SUBDIVISION OF LOT 6 IN THE SNOW ESTATE SUBDIVISION IN THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 40 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 25, 1889 IN BOOK 36 OF PLATS PAGE 36, AS DOCUMENT 1176031, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

LOTS 12 AND 13 IN BLOCK 3 IN JONES’ SUBDIVISION OF LOT 6 IN THE SNOW ESTATE SUBDIVISION IN THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 40 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 25, 1889 IN BOOK 36 OF PLATS PAGE 36, AS DOCUMENT 1176031, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

ALL OF THE VACATED NORTH AND SOUTH ALLEY LYING EAST OF THE EAST LINE OF LOTS 1 TO 6 AND 7 EXCEPT THE SOUTH 17 FEET THEREOF AND WEST OF AND ADJOINING THE WEST LINE OF LOTS 54, 55 AND 56 AND THE WEST LINE OF SAID LOT 54 PRODUCED SOUTH 22.34 FEET AND WEST OF AND ADJOINING THE WEST LINE OF LOT 12 IN BLOCK 3 IN JONES’ SUBDIVISION AFORESAID LYING NORTHEASTERLY OF THE NORTH LINE OF THE SOUTH 17 FEET OF SAID LOT 7 PRODUCED EAST.

PARCEL 5:

ALL OF THE VACATED NORTHWESTERLY AND SOUTHEASTERLY ALLEY LYING NORTHEASTERLY OF AND ADJOINING THE NORTHEASTERLY LINE OF LOTS 12 AND 13 AND SOUTHWESTERLY OF AND ADJOINING THE SOUTHWESTERLY LINE OF LOTS 53 AND 54 AND SOUTHWESTERLY OF AND ADJOINING THE WEST LINE OF LOT 54 PRODUCED SOUTH 22.34 FEET IN BLOCK 3 IN JONES’ SUBDIVISION AFORESAID AND SOUTHWESTERLY OF AND ADJOINING THE SOUTHWESTERLY LINE OF LOT 5 IN COLBERT’S SUBDIVISION AFORESAID, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 6:

LOTS 1 TO 5 IN COLBERT’S SUBDIVISION OF LOTS 39 TO 43 AND LOTS 48 TO 52 IN BLOCK 3 OF JONES’ SUBDIVISION IN THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 40 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 25, 1889 IN BOOK 36 OF PLATS PAGE 36, AS DOCUMENT 1176031, IN COOK COUNTY, ILLINOIS.

A-7-1

PARCEL 7:

THE SOUTHWESTERLY 1/2 OF VACATED HOLLY AVENUE LYING NORTHEASTERLY OF AND ADJOINING THE FOLLOWING TWO PARCELS OF LAND:

PARCEL A:

LOTS 53, 54, 55 AND 56 IN BLOCK 3 IN JONES’ SUBDIVISION OF LOT 6 IN THE SNOW ESTATES SUBDIVISION IN THE SOUTHWEST 1/4 OF SECTION 30, TOWNSHIP 40 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 25, 1889 IN BOOK 36 OF PLATS, PAGE 36 AS DOCUMENT 1176031, IN COOK COUNTY, ILLINOIS.

PARCEL B:

LOT 1 IN COLBERT’S SUBDIVISION OF LOTS 39 TO 43 AND LOTS 48 TO 52 IN BLOCK 3 OF JONES’ SUBDIVISION AFORESAID, ALL IN COOK COUNTY, ILLINOIS.

TOGETHER WITH APPURTENANT EASEMENTS AS CREATED BY THE PARTY WALL AGREEMENT RECORDED SEPTEMBER 7, 2001, AS DOCUMENT 0010834554.

PROPERTY ADDRESS: 2647 NORTH WESTERN AVENUE, CHICAGO, ILLINOIS

PIN:                       14-30-304-019-0000; 14-30-305-011-0000; 14-30-305-012-0000; 14-30-305-021-0000; 14-30-305022-0000; 14-30-305-023-0000

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EXHIBIT A-8 TO CONTRACT

LEGAL DESCRIPTION

101 South 1st Avenue, Maywood, IL 60153

PARCEL 1:

THAT PART OF LOT 3 IN ASSESSOR’S DIVISION IN THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 11, TOWNSHIP 39 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF SAID LOT 3 (SAID WEST LINE OF LOT 3 BEING ALSO THE WEST LINE OF SAID SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 11) WITH THE SOUTHERLY LINE OF THE RIGHT OF WAY OF THE CHICAGO AND NORTHWESTERN RAILROAD (FORMERLY KNOWN AS THE GALENA AND CHICAGO UNION RAILROAD COMPANY) AND RUNNING THENCE SOUTH ALONG SAID WEST LINE OF LOT 3, A DISTANCE OF 128.90 FEET TO AN INTERSECTION WITH THE WESTWARD PROLONGATION OF THE SOUTHERLY FACE OF THE SOUTHERLY WALL OF A THREE STORY BRICK BUILDING, THENCE EASTWARDLY ALONG SAID WESTWARD PROLONGATION AND ALONG THE SOUTHERLY FACE OF SAID BRICK WALL, (SAID WESTWARD PROLONGATION BEING A LINE WHICH DEFLECTS 79 DEGREES 53 MINUTES 30 SECONDS TO THE LEFT FROM A SOUTHWARD PROLONGATION OF THE LAST DESCRIBED COURSE), A DISTANCE OF 120.07 FEET TO THE EASTERLY FACE OF THE EASTERLY WALL OF SAID BRICK BUILDING, THENCE NORTHWARDLY ALONG THE EASTERLY FACE OF SAID EASTERLY WALL, (SAID EASTERLY WALL BEING PERPENDICULAR TO THE LAST DESCRIBED COURSE), A DISTANCE OF 17.98 FEET TO AN INTERSECTION WITH A LINE WHICH IS 108.54 FEET, (MEASURED PERPENDICULARLY), SOUTH FROM AND PARALLEL WITH SAID SOUTHERLY RIGHT OF WAY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD; THENCE EASTWARDLY ALONG SAID PARALLEL LINE, A DISTANCE OF 143.06 FEET TO THE MIDDLE OF THE DES PLAINES RIVER; THENCE NORTHWARDLY ALONG THE MIDDLE OF SAID DES PLAINES RIVER, BEING ALSO THE EASTERLY LINE OF SAID LOT 3, A DISTANCE OF 109.68 FEET TO SAID SOUTHERLY RIGHT OF WAY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD; AND THENCE WESTERLY ALONG SAID SOUTHERLY RIGHT OF WAY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD, A DISTANCE OF 301.81 FEET TO THE POINT OF BEGINNING, ALL SITUATED IN COOK COUNTY, ILLINOIS.

PARCEL 2:

ACCESS EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY GRANT FOR PRIVATE ROADWAY DATED FEBRUARY 19, 2003 BY AND BETWEEN COMMONWEALTH EDISON COMPANY, AS GRANTOR, AND HARRY SCHIFFMAN AND LINDA DONNER SCHIFFMAN, AS GRANTEES, AND RECORDED JULY 25, 2003 AS DOCUMENT NUMBER 0320632111 AND ASSIGNMENT OF EASEMENT DATED APRIL 24, 2003 BY AND BETWEEN HARRY SCHIFFMAN AND LINDA DONNER SCHIFFMAN, AS ASSIGNOR, AND D AND D DEVELOPERS, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS ASSIGNEE, AND RECORDED JULY 25, 2003 AS DOCUMENT NUMBER 0320632112, EASEMENT RE-RECORDED AS DOCUMENT NUMBER _______, AND FURTHER ASSIGNED BY DOCUMENT DATED _______, 2007 AND RECORDED _______, 2007 AS DOCUMENT __________ BY AND BETWEEN D AND D DEVELOPERS, LLC, AND STORAGE PARTNERS OF MAYWOOD, LLC.

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EXHIBIT A-9 TO CONTRACT

LEGAL DESCRIPTION

3402 North Kedzie Avenue, Chicago, IL 60618

That part of lot 7 in Commonwealth Edison Company’s Right of Way Subdivision of part of the southeast 1/4 of section 23 and part of the southwest 1/4 of section 24, township 40 north, range 13 east of the third principal meridian, which lies east of the following line: commencing in a line which is 906.19 feet south of and parallel with the south line of West Addison Street (which line bears south 89 degrees 50 minutes 30 seconds east) at a point distant 713.97 feet east of the east line of North Kimball Avenue; thence south 26 degrees 32 minutes 13 seconds west, 59.06 feet; thence south 4 degrees 20 minutes 11 seconds east, 38.36 feet; thence southwesterly along the arc of a circle convex to the northwest having a radius of 347.06 feet a distance of 59.81 feet [the course of the chord of said arc being south 21 degrees 17 minutes 45 seconds west, 59.74 feet); thence south 16 degrees 21 minutes 31 seconds west, tangent to the last described arc, a distance of 75.20 feet; thence southwesterly along the arc of a circle, tangent to the last described course, convex to the southeast having a radius of 395.26 feet, a distance of 54.15 feet (the course of the chord of said arc being south 20 degrees 16 minutes 59 seconds west, 54.11 feet) thence south 60 degrees 30 minutes 41 seconds west, 33.75 feet; thence southwesterly along the arc of a circle convex to the southeast, having a radius of 376.26 feet, a distance of 132.28 feet (the course of the chord of said arc being south 38 degrees 25 minutes 33 seconds west, 131.58 feet) to a point in the south line of aforesaid lot 7, distance 517.64 feet east of the east line of North Kimball Avenue, (except that part lying north of the following described line: commencing at a point in the west line of North Kedzie Avenue (which line bears north 0 degrees 02 minutes 34 seconds east) 172.30 feet north of the southeast corner of said lot 7; thence north 89 degrees 31 minutes 12 seconds west, 12.14 feet; thence westerly along the arc of a circle tangent to the last described course, convex to the north, having a radius of 875.43 feet, a distance of 207.84 feet (the course of the chord of said arc being south 83 degrees 40 minutes 42 1/2 seconds west, 207.36 feet) thence south 76 degrees 52 minutes 37 seconds west, tangent to last described arc, a distance of 498.82 feet to a point in the arc of aforesaid circle having a radius of 376.26 feet, said point being 47.65 feet as measured along said arc, northerly of the point of intersection of said arc with the south line of lot 7); and (except that part of lot 7 described as follows: commencing at the southeast corner of said lot 7, being a point in a line 33 feet west of and parallel with the east line of section 23; thence west along the south line of lot 7 (which bears north 89 degrees 48 minutes 04 seconds west) and being also the south line of the northeast 1/4 of the southeast 1/4 of section 23, a distance of 445 feet; thence north 66 degrees 14 minutes 11 seconds east, 49.24 feet, thence north 79 degrees 06 minutes 34 seconds east, 254.76 feet; thence north 84 degrees 22 minutes 52 seconds east, 150.55 feet to a point in the east line of lot 7, which is 84.26 feet north of the southeast corner of lot 7; thence south along the east line of lot 7 (which line bears south 0 degrees 02 minutes 34 seconds west, 84.26 feet to the point of beginning), in Cook County, Illinois.

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EXHIBIT A-10 TO CONTRACT

LEGAL DESCRIPTION

57 East Chestnut Road, Columbus, OH 43215

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN AND CITY OF COLUMBUS AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING ALL OF INLOT NUMBER FOUR HUNDRED NINETY-SEVEN (497) AND ALL OF INLOT NUMBER FOUR HUNDRED NINETY-EIGHT (498) IN SAID CITY OF COLUMBUS, AS THE SAME ARE NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN DEED BOOK “F”, PAGE 332 AND RECORDED IN PLAT BOOK 3, PAGES 248 AND 249, RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO; AND BEING THE SAME REAL ESTATE DESCRIBED IN THE FOLLOWING DEEDS, TO WIT:

BEING THE WEST ONE-HALF OF INLOT NUMBER FOUR HUNDRED NINETY-SEVEN (497) IN SAID CITY OF COLUMBUS, AS THE SAME IS NUMBERED AND DELINEATED IN DEED BOOK “F”, PAGE 332, RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO (DEED BOOK 2959, PAGE 481);

BEING THE EAST HALF OF INLOT NO. 497, LOCATED IN THE CITY OF COLUMBUS, COUNTY OF FRANKLIN AND STATE OF OHIO, AND BEING A PARCEL OF REAL ESTATE THIRTY-ONE AND ONE-QUARTER (31 1/4) FEET BY ONE HUNDRED EIGHTY-SEVEN AND ONE-HALF (187 1/2) FEET DEEP, SAID PREMISES BEING IMPROVED WITH A FOUR-STORY AND BASEMENT BRICK BUILDING KNOWN AS 59-61 EAST CHESTNUT STREET (OFFICIAL RECORDS VOLUME 8870, PAGE J20, AND OFFICIAL RECORDS VOLUME 8871, PAGE A03);

BEING THE WEST TWO-THIRDS (2/3) OF INLOT NUMBER FOUR HUNDRED NINETY-EIGHT (498) IN SAID CITY AS THE SAME IS NUMBERED AND DELINEATED ON THE RECORDED PLAT THEREOF, OF RECORD IN DEED BOOK “F”, PAGE 332, AND RE-RECORDED IN PLAT BOOK 3, PAGES 248 AND 249, RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO (DEED BOOK 3476, PAGE 978);

BEING THE EAST ONE-THIRD OF INLOT NUMBER FOUR HUNDRED NINETY-EIGHT (498) IN THE CITY OF COLUMBUS, AS THE SAME IS NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN PLAT BOOK “F”, PAGE 332, RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO (OFFICIAL RECORDS VOLUME 30519, PAGE B01).

THE ABOVE LEGAL DESCRIPTION IS ALSO DESCRIBED AS FOLLOWS:

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, AND CITY OF COLUMBUS, LOT NO. 497 AND LOT NO. 498 OF PLAT BOOK 3, PAGE 248, BEING 0.543 ACRES OF THAT TRACT CONVEYED TO RONALD J. ACKER (ET AL) TRUSTEES OF ELMCC, INC., LIQUIDATING TRUST DATED AS JUNE 30, 1996 (THE TRUST) OFFICIAL RECORDS VOLUME 33697, PAGE F19 (ALL REFERENCES TO RECORD IN THE RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO) AND BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT THE NORTHWESTERLY CORNER OF LOT NO. 494, PAGE 3, PAGE 248;

THENCE NORTH 87 DEG 52’ 33” EAST, A DISTANCE OF 188.99 FEET, ALONG THE NORTHERLY PROPERTY LINE OF LOT NOS. 494, 495 AND 496 TO A DRILL HOLE SET, BEING THE POINT OF BEGINNING;

THENCE NORTH 87 DEG 52’ 33” EAST, A DISTANCE OF 125.97 FEET TO AN EXISTING DRILL HOLE;

THENCE SOUTH 02 DEG 05’ 20” EAST, A DISTANCE OF 187.79 FEET, ALONG THE WESTERLY PROPERTY LINE OF SEWARD D. SCHOOLER (ORV 12576, PAGE J05), MILDRED L. WILL (DB 3284, PAGE 642), AND MANDY’S INVESTMENT INC. (DB 3802, PAGE 509) TO A RAILROAD SPIKE FOUND;

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THENCE SOUTH 87 DEG 54’ 27” WEST, A DISTANCE OF 125.93 FEET TO A MAG NAIL SET;

THENCE NORTH 02 DEG 06’ 04” WEST, A DISTANCE OF 187.72 FEET TO THE POINT OF BEGINNING, CONTAINING 0.543 ACRES, MORE OR LESS ACCORDING TO AN ACTUAL FIELD SURVEY OF THE PREMISES IN AUGUST OF 1998.

BASIS OF BEARINGS ARE BASED UPON THE NORTHERLY LOT LINE OF LOT NOS. 494-498, ASSUMED BEARING NORTH 87 DEG 52’ 33” EAST, ALL OTHER BEARINGS THEN CALCULATED FROM THIS MERIDIAN.

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EXHIBIT A-11 TO CONTRACT

LEGAL DESCRIPTION

1531 Georgesville Road, Columbus, OH 43228

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, VIRGINIA MILITARY SURVEY NO. 1462, AND BEING A 3.362 ACRE TRACT OF LAND THE REMAINDER OF A 3.860 ACRE TRACT OF LAND BELONGING TO BUCKEYE SELF STORAGE GEORGESVILLE LLC., OF RECORD IN INSTRUMENT NUMBER 200503280056272 AT THE FRANKLIN COUNTY RECORDERS OFFICE, FRANKLIN COUNTY, OHIO, AND SAID 3.362 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN (FOUND), SAID IRON PIN BEING LOCATED AT THE MOST SOUTHEASTERLY PROPERTY CORNER OF A 1.780 ACRE TRACT OF LAND BELONGING TO LONG PAUL PROPERTIES INC., OF RECORD IN OFFICIAL RECORD 29982 J05 AT SAID RECORDERS OFFICE, SAID IRON PIN ALSO BEING LOCATED AT THE NORTHERLY RIGHT-OF-WAY LINE OF GEORGESVILLE ROAD OF RECORD IN PLAT BOOK 45, PAGE 68 AND 69 AT SAID RECORDERS OFFICE, SAID IRON PIN ALSO BEING LOCATED AT THE MOST SOUTHWESTERLY PROPERTY CORNER OF SAID 3.860 ACRE TRACT;

THENCE ALONG THE EASTERLY PROPERTY LINE OF SAID 1.780 ACRE TRACT, AND ALSO ALONG THEE WESTERLY PROPERTY LINE OF SAID 3.860 ACRE TRACT, N 13° 22’04” W, A DISTANCE OF 332.00 FEET TO AN IRON PIN (FOUND), SAID IRON PIN BEING LOCATED AT THE SOUTHERLY PROPERTY LINE OF A 9.252 ACRE TRACT BELONGING TO BOLTONFIELD STREET LLC., OF RECORD IN INSTRUMENT NO. 199806260158778, SAID IRON PIN ALSO BEING LOCATED AT THE MOST NORTHWESTERLY PROPERTY CORNER OF SAID 3.860 ACRE TRACT;

THENCE ALONG THE SAID SOUTHERLY PROPERTY LINE OF SAID 9.252 ACRE TRACT AND ALSO ALONG THE NORTHERLY PROPERTY LINE OF SAID 3.860 ACRE TRACT, N 76° 37’28” E, A DISTANCE OF 552.78 FEET TO AN IRON PIN (FOUND), SAID IRON PIN BEING LOCATED AT THE MOST NORTHEASTERLY PROPERTY CORNER OF SAID 3.860 ACRE TRACT SAID IRON PIN ALSO BEING LOCATED AT THE WESTERLY PROPERTY LINE OF A 9.990 ACRE TRACT BELONGING TO WABASH NATIONAL TRAILER CENTERS INC., OF RECORD IN INSTRUMENT NO. 200309260308244;

THENCE ALONG THE SAID EASTERLY PROPERTY LINE OF SAID 3.860 ACRE TRACT, AND ALSO ALONG THE SAID WESTERLY PROPERTY LINE OF SAID 9.990 ACRE TRACT, S 01° 39’04” W, A DISTANCE OF 194.74 FEET TO AN IRON PIN (SET);

THENCE ACROSS SAID 3.860 ACRE TRACT, S 85° 20’14” W, A DISTANCE OF 112.41 FEET TO AN IRON PIN (SET);

THENCE CONTINUING ACROSS SAID 3.860 ACRE TRACT, S 76° 37’56” W, A DISTANCE OF 50.32 FEET TO AN IRON PIN (SET);

THENCE AGAIN CONTINUING ACROSS SAID 3.860 ACRE TRACT, S 13° 22’04” E, A DISTANCE OF 161.00 FEET TO AN IRON PIN (SET), SAID IRON PIN BEING LOCATED AT THE SAID NORTHERLY RIGHT-OF-WAY LINE OF GEORGESVILLE ROAD;

THENCE ALONG THE SAID NORTHERLY RIGHT-OF-WAY LINE, S 76° 37’56” W, A DISTANCE OF 340.88 FEET TO THE POINT OF BEGINNING AND CONTAINING 3.362 ACRES OF LAND MORE OR LESS.

BASIS OF BEARING BEING THE NORTHERLY RIGHT-OF-WAY LINE OF GEORGESVILLE ROAD S 76° 37’56” W, OF RECORD IN PLAT BOOK 45, PAGES 68 AND 69, AT THE FRANKLIN COUNTY RECORDERS OFFICE, FRANKLIN COUNTY, OHIO.

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EXHIBIT A-12 TO CONTRACT

LEGAL DESCRIPTION

707 Enterprise Drive, Lewis Center, OH 43035

PARCEL 1:

SITUATED IN THE STATE OF OHIO, COUNTY OF DELAWARE, AND IN THE TOWNSHIP OF ORANGE:

BEING LOT NUMBER SEVEN HUNDRED THIRTY-NINE (739), IN GREEN MEADOWS CORPORATE PARK PHASE II, AS THE SAME IS NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN PLAT BOOK 18, PAGE 76, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO.

PARCEL 2:

SITUATED IN THE STATE OF OHIO, COUNTY OF DELAWARE, AND IN THE TOWNSHIP OF ORANGE:

BEING FIFTY (50) FEET OFF OF THE ENTIRE WEST SIDE OF LOT NUMBER SEVEN HUNDRED FORTY (740), IN GREEN MEADOWS CORPORATE PARK PHASE II, AS THE SAME IS NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN PLAT BOOK 18, PAGE 76, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO.

PARCEL 3:

SITUATED IN THE STATE OF OHIO, COUNTY OF DELAWARE, AND IN THE TOWNSHIP OF ORANGE:

BEING LOT NUMBER SEVEN HUNDRED THIRTY-EIGHT (738), IN GREEN MEADOWS CORPORATE PARK PHASE II, AS THE SAME IS NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN PLAT BOOK 18, PAGE 76, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO.

PARCEL 4:

SITUATED IN THE STATE OF OHIO, COUNTY OF DELAWARE, AND IN THE TOWNSHIP OF ORANGE:

BEING FIFTY (50) FEET OFF THE WEST SIDE OF LOT NUMBER SEVEN HUNDRED THIRTY-NINE (739), IN GREEN MEADOWS CORPORATE PARK PHASE II, AS THE SAME IS NUMBERED AND DELINEATED UPON THE RECORDED PLAT THEREOF, OF RECORD IN PLAT BOOK 18, PAGE 76, RECORDER’S OFFICE, DELAWARE COUNTY, OHIO

BEING THE SAME PROPERTY DESCRIBED IN TITLE COMMITMENT NO. 027160233 OF CHICAGO TITLE INSURANCE COMPANY, WHICH BEARS AN EFFECTIVE DATE OF APRIL 25, 2007, AT 7:00 AM.

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EXHIBIT A-13 TO CONTRACT

LEGAL DESCRIPTION

3344 Morse Road, Columbus, OH 43231

Situated in the State of Ohio, County of Franklin, City of Columbus, being in South half of Lot 9, Section 3, Township 2, Range 17, United States Military Lands, containing 4.120 acres of land, more or less, said 4.120 acres being out of that 7.633 acre tract of land described in the deed to properties of Today, Corp., of record in Official Record 15789A01, Recorder’s Office, Franklin County, Ohio, said 4.120 acres being more particularly described as follows:

Beginning, for reference, at the centerline intersection of Morse Road and Trindel Way; thence, with the centerline of said Morse Road N 85° 01’ 54” W, a distance of 329.34 feet to the Southeasterly corner of that 0.948 acre tract of land described in the deed to the City of Columbus, Ohio, of record in Instrument No. 199708070065490, Recorder’s Office, Franklin County, Ohio; thence B 4° 58’ 43” E, with the Easterly line of said 0.948 acre tract, with the Easterly line of that 1.134 acre tract of land described in the deed to Ebert & Wolf Enterprises, LLC, of record in Instrument No. 200009270196580 and with the Westerly line of that 3.975 acre tract of land described in Exhibit A in the deed to George J. Evans, of record in Official Record 07153103, both being of record in the Recorder’s Office, Franklin County, Ohio, a distance of 339.66 feet to a ¾-inch (I.D.) iron pipe found at the Northeasterly corner of said 1.134 acre tract and at the true point of beginning;

Thence, from said true point of beginning, N 85° 01’54” W, with a Northerly line of said 1.134 acre tract, a distance of 190.12 feet to a ¾-inch (I.D.) iron pipe found at the Northwesterly corner of said 1.134 acre tract and in the Easterly line of that 1.529 acre tract of land described in the deed to BNY Midwest Trust Company, of record in Instrument No. 200306300197709, Recorder’s Office, Franklin County, Ohio;

Thence N 4° 56’ 34” E, with the Easterly line of said 1.529 acre tract, a distance of 40.05 feet to a 5/8-inch diameter solid iron pin found at the Northeasterly corner of said 1.529 acre tract;

Thence N 85° 03’ 04” W, with the Northerly line of said 1.529 acre tract, a distance of 221.72 feet to a 5/8-inch diameter solid iron pin found at the Northwesterly corner of said 1.529 acre tract;

Thence S 4° 59’ 40” W, with the Westerly line of said 1.529 acre tract, a distance of 299.97 feet to a P.K. nail found in the Northerly right-of-way line of said Morse Road at the Southwesterly corner of said 1.529 acre tract, said P.K. nail also being in the Northerly line of said 0.948 acre tract;

Thence N 85° 01’ 54” W, with the Northerly right-of-way line of said Morse Road and with the Northerly line of said 0.948 acre tract, a distance of 103.93 feet to a ¾-inch (I.D.) iron pipe found in the Easterly line of that 0.303 acre tract of land described in the deed to Robert Chapa, of record in Instrument No. 200412030276073, Recorder’s Office, Franklin County, Ohio;

Thence N 5° 31’ 26” E, with the Easterly line of said 0.303 acre tract and with the Easterly line of that 2.257 acre tract of land described in the deed to James A. and Margaret Spurgeon, of record in Instrument No. 199705190027177, a distance of 575.46 feet to a ¾-inch (I.D.) iron pipe found at the Northeasterly corner of said 2.257 acre tract and in the Southerly line of that 10.979 acre tract of land described in the deed to Parkridge Apartments, LTD, of record in Deed Book 3205, Page 379, all being of record in the Recorder’s Office, Franklin County, Ohio;

Thence S 85° 05’ 56” E, with the Southerly line of said 10.979 acre tract and with the Southerly line of Parkridge Village Section 4, a subdivision of record in Plat Book 62, Pages 82 and 83, Recorder’s Office, Franklin County, Ohio, a distance of 510.40 feet to a ½-inch (I.D.) iron pipe found at the Northwesterly corner of said 3.975 acre tract;

Thence S 4° 58’ 43” W, with the Westerly line of said 3.975 acre tract, a distance of 316.03 feet to the true point of beginning and containing 4.120 acres of land, more or less.

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We hereby state that the above description was prepared from information obtained from an actual field survey of the premises conducted by Bauer, Davidson & Merchant, Inc., in August of 2006.

The bearings referred to in the hereinabove description are based on the bearing N 85° 04’ 17” W for the centerline of Morse Road as shown on the recorded plat of Parkridge Village Section 4, of record in Plat Book 62, Pages 82 and 83, Recorder’s Office, Franklin County, Ohio.

Together with:

Easement agreement of record in Instrument Number 200306300197714, as appurtenant easement to the insured legal description.

A-13-2

EXHIBIT A-14 TO CONTRACT

LEGAL DESCRIPTION

4061 Roberts Road, Columbus, OH 43228

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, VIRGINIA MILITARY SURVEY NO. 544, BEING PART OF THAT 4.000 ACRE TRACT AND PART OF THAT 10.825 ACRE TRACT DESCRIBED IN DEEDS TO BBI REALTY, INC. OF RECORD IN INSTRUMENT NUMBER 200009210191858 AND INSTRUMENT NUMBER 200005240101834, RESPECTIVELY (ALL REFERENCES IN THIS DESCRIPTION ARE TO THE RECORDS IN THE RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO) AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING, FOR REFERENCE, AT A MAG NAIL FOUND AT THE NORTHEASTERLY CORNER OF SAID 4.000 ACRE TRACT, BEING ON THE NORTH LINE OF SAID VIRGINIA MILITARY SURVEY NO. 544 AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF CONRAIL RAILROAD, WHICH IS 50 FEET SOUTHWESTERLY (AS MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF SAID RAILROAD;

THENCE SOUTH 50° 35’ 00” WEST 376.34 FEET, ALONG SAID VIRGINIA MILITARY SURVEY LINE, THE NORTHERLY LINE OF SAID 4.000 ACRE TRACT, AND BEING 15.00 FEET NORTHERLY (AS MEASURED AT RIGHT ANGLES) FROM THE CENTERLINE OF ROBERTS ROAD (60 FOOT WIDE RIGHT-OF-WAY) TO AN IRON PIN FOUND CAPPED “HOCKADEN” AT THE NORTHWESTERLY CORNER OF SAID 4.000 ACRE TRACT, A NORTHEASTERLY CORNER OF SAID 10.825 ACRE TRACT, THE TRUE POINT OF BEGINNING;

THENCE SOUTH 39° 00’ 00” EAST 312.70 FEET, ALONG A COMMON LINE BETWEEN THE TWO TRACTS, PASSING AN IRON PIN SET AT 45.00 FEET, TO AN IRON PIN SET;

THENCE SOUTH 58° 18’ 30” EAST 252.79 FEET, CROSSING SAID TRACT WITH A NEW DIVISION LINE, TO AN IRON PIN SET;

THENCE NORTH 50° 35’ 00” EAST 292.75 FEET, CROSSING SAID 10.825 ACRE TRACT, TO AN IRON PIN FOUND CAPPED “HOCKADEN” ON THE WESTERLY RIGHT-OF-WAY LINE OF SAID CONRAIL RAILROAD;

THENCE THE FOLLOWING SEVEN (7) COURSES BEING ALONG LINES OF SAID 10.825 ACRE TRACT;

1.	SOUTH 39° 00’ 00” EAST 219.00 FEET, ALONG A WESTERLY RIGHT-OF-WAY OF SAID RAILROAD, TO AN IRON PIN FOUND CAPPED “HOCKADEN”;

2.	THENCE SOUTH 24° 05’ 00” EAST 192.72 FEET, ALONG A WESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, TO AN IRON PIN FOUND CAPPED “HOCKADEN”;

3.	THENCE NORTH 51° 15’ 51” EAST 66.75 FEET, ALONG A WESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, TO A 3/4” HOLLOW IRON PIN FOUND;

4	THENCE SOUTH 38° 59’ 33” EAST 874.57 FEET, ALONG A WESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, TO AN IRON PIN FOUND CAPPED “HOCKADEN”;

5.	THENCE SOUTH 63° 49’ 00” WEST 46.97 FEET TO AN IRON PIN FOUND CAPPED “HOCKADEN” ON THE EASTERLY RIGHT-OF-WAY LINE OF PENN CENTRAL RAILROAD;

6.	THENCE NORTH 58° 18’ 30” WEST 1925.00 FEET, PASSING AN IRON PIN SET AT 1877.44 FEET, TO THE NORTHWESTERLY CORNER OF SAID 10.825 ACRE TRACT, ON THE NORTHERLY LINE OF VIRGINIA MILITARY SURVEY NO 544;

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7	THENCE NORTH 50° 35’ 00” EAST 288.96 FEET, ALONG SAID VIRGINIA MILITARY SURVEY LINE, TO THE TRUE POINT OF BEGINNING, CONTAINING 10.210 ACRES OF LAND, MORE OR LESS.

BEARINGS ARE USED FOR THE DETERMINATION OF ANGLES ONLY. FOR THE PURPOSE OF THIS DESCRIPTION A BEARING OF NORTH 50° 35’ 00” EAST WAS USED ON THE NORTHERLY LINE OF SAID 10.825 ACRE TRACT. THE IRON PINS SET ARE 5/8” REBARS, 30” LONG WITH YELLOW PLASTIC CAPS STAMPED “SITE ENG INC”.

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EXHIBIT A-15 TO CONTRACT

LEGAL DESCRIPTION

3391 South High Street, Columbus, OH 43207

SITUATED IN THE STATE OF OHIO, COUNTY OF FRANKLIN, CITY OF COLUMBUS, BEING IN SECTION 9 TOWNSHIP 4, RANGE 22, CONGRESS LANDS, AND BEING ALL OF THOSE THREE (3) PARCELS DESCRIBED IN A DEED TO SCIOTO TRAIL SWIMMING CLUB, INC. OF RECORD IN DEED BOOK 2282, PAGE 557 (ALL REFERENCES IN THIS DESCRIPTION ARE TO THE RECORDS IN THE RECORDER’S OFFICE, FRANKLIN COUNTY, OHIO) AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTERLINE OF SOUTH HIGH STREET (STATE ROUTE 23) AND FORMERLY KNOWN AS COLUMBUS AND CHILLICOTHE PIKE, BEING NORTH 19° 29’ 00” EAST 359.78 FEET FROM THE CENTERLINE INTERSECTION WITH THE SOUTH LINE OF MARION TOWNSHIP ALSO BEING THE CENTERLINE OF WILLIAMS ROAD TO THE EAST;

THENCE NORTH 83° 20’ 26” WEST 626.98 FEET, ALONG THE SOUTHERLY LINE OF SAID FIRST PARCEL AND THE NORTHERLY LINE OF THE 60 FOOT WIDE TRACT EXCEPTED FROM SAID FIRST PARCEL, BEING DESCRIBED AS PARCEL 6 IN A DEED TO AUTHENA CLAPROOD IN O.R.V. 19962, PAGE B15, PASSING A 5/8” HOLLOW IRON PIN FOUND AT 41.02 FEET, TO A 5/8” HOLLOW IRON PIN FOUND IN CONCRETE AT THE NORTHWESTERLY CORNER OF SAID PARCEL 6;

THENCE NORTH 05° 16’ 13” EAST 185.30 FEET, ALONG AN EASTERLY LINE OF THAT 15.022 ACRE TRACT DESCRIBED IN A DEED TO FAIR LANE, L.P. IN INSTRUMENT NO. 199712220172728, TO A NAIL FOUND IN CONCRETE AT THE SOUTHEASTERLY CORNER OF SAID THIRD PARCEL;

THENCE NORTH 85° 50’ 37” WEST 857.54 FEET ALONG THE NORTHERLY LINE OF SAID 15.022 ACRE TRACT, TO A 5/8” HOLLOW IRON PIN FOUND IN CONCRETE AT THE SOUTHWEST CORNER OF SAID THIRD PARCEL;

THENCE NORTH 05° 13’ 44” EAST 456.50 FEET, ALONG AN EASTERLY LINE OF TAX PARCEL #010-112478 TRANSFERRED TO THE STATE OF OHIO ON APRIL 11,1920, TO A 5/8” HOLLOW IRON PIN FOUND IN CONCRETE AT THE NORTHWEST CORNER OF SAID THIRD PARCEL, BEING ON A SOUTHERLY LINE OF THAT 15.676 ACRE TRACT DESCRIBED IN A DEED TO SOUTHWAY POST NO. 144, INC., THE AMERICAN LEGION, DEPARTMENT OF OHIO IN O.R.V. 6352, PAGE H14;

THENCE SOUTH 85° 51’ 07” EAST 855.52 FEET, ALONG A SOUTHERLY LINE OF SAID 15.676 ACRE TRACT, TO A 5/8” REBAR SET AT THE NORTHEAST CORNER OF SAID THIRD PARCEL;

THENCE SOUTH 04° 58’ 33” WEST 45.61 FEET ALONG A WESTERLY LINE OF THAT 2.210 ACRE TRACT DESCRIBED IN A DEED TO ROBERT N. SHAMANSKY IN O.R.V. 30349, PAGE B01, TO A POINT ON A CONCRETE CHANNEL AT THE MOST NORTHERLY CORNER OF SAID SECOND PARCEL;

THENCE SOUTH 51° 55’ 46” EAST 423.53 FEET, ALONG A LINE OF SAID 2.210 ACRE TRACT TO AN IRON PIN FOUND CAPPED #5963, AT A CORNER OF SAID SECOND PARCEL;

THENCE SOUTH 38° 08’ 31” WEST 57.03 FEET, ALONG A WESTERLY LINE OF MELVIN G. AND LUCINDA J. MCCLASKE, TO A 2-1/2” HOLLOW IRON PIN FOUND (1.5’ ABOVE GRADE) AT A CORNER OF SAID SECOND PARCEL;

THENCE SOUTH 58° 45’ 36” EAST 354.02 FEET, ALONG THE SOUTHERLY LINE OF SAID MCCLASKE TRACTS IN O.R.V. 10919, PAGE F07 TO A P.K. NAIL SET IN THE CONCRETE GUTTER OF SAID SOUTH HIGH STREET, THE MOST EASTERLY CORNER OF SAID SECOND PARCEL;

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THENCE SOUTH 70° 31’ 00” EAST 30.00 FEET, ALONG A NORTHERLY LINE OF SAID FIRST PARCEL, TO A POINT ON THE CENTERLINE OF SAID SOUTH HIGH STREET;

THENCE SOUTH 19° 29’ 00” WEST 177.18 FEET, ALONG THE CENTERLINE OF SOUTH HIGH STREET, THE EASTERLY LINE OF SAID FIRST PARCEL, TO THE POINT OF BEGINNING, CONTAINING 14.559 ACRES OF LAND, MORE OR LESS, SUBJECT TO ANY EASEMENTS, RESTRICTIONS OR RIGHT-OF-WAYS OF PREVIOUS RECORD.

NOTE:  BEARINGS ARE USED FOR THE DETERMINATION OF ANGLES ONLY. FOR THE PURPOSE OF THIS DESCRIPTION A BEARING OF NORTH 19° 29’ 00” EAST WAS USED ON THE CENTERLINE OF SOUTH HIGH STREET AS CALLED FOR ON THE PLAT OF HOME ACRES ADDITION IN PLAT BOOK 16, PAGE 23 AND DEED BOOK 2282, PAGE 557.

THE 5/8” REBARS SET ARE 30” LONG WITH YELLOW PLASTIC CAPS STAMPED SITE ENG, INC. THE ABOVE DESCRIPTION WAS PREPARED FROM AN ACTUAL FIELD SURVEY OF THE PREMISES DURING SEPTEMBER, 2001 BY SITE ENGINEERING, INC.

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EXHIBIT A-16 TO CONTRACT

LEGAL DESCRIPTION

513 and 525 South County Trail, Exeter, RI 2822

513 South County Trail:

That certain lot or parcel of land, together with all the buildings and improvements thereon situated in the Town of Exeter, County of Washington, State of Rhode Island, being more particularly described as follows:

A certain tract or parcel of land with all the buildings and improvements thereon, beginning at an iron stake bound on the Southeasterly comer of land conveyed and running in a Northerly direction approximately one hundred fifty-nine (159) feet to an iron stake bound; thence turning and running in a Westerly direction approximately two hundred seventy-three and ninety-six (273.96) feet to an iron stake bound; thence turning and running in a southerly direction approximately two hundred eight (208) feet to an iron stake bound; thence turning and running in an Easterly direction to the first mentioned bound at the point and place of beginning.

Said parcel of land bounding on the east by South County Trail, so-called, on the south by land now or formerly of Habel Enterprizes, LLC, and on the west and north by land now or formerly of Armand Houston.

525 South County Trail:

That certain lot or parcel of land, together with all buildings and improvements thereon, located on the west side of South County Trail, so-called, in the Town of Exeter, County of Washington, State of Rhode Island, and being more particularly bounded and described as follows:

Beginning at a Rhode Island Highway Bound, said bound being 80.00 feet right and west of centerline station 539 + 31 of South County Trail, as delineated by Rhode Island State Board of Public Records Plat No. 344 Sheet No. 20, said point being the northeast corner of the herein described parcel;

Thence running westerly, bounded northerly in part by land now or formerly of Herbert G. Dyer et ux and in part by Armand A. Houston, a distance of 497.31 feet to a point, said point being the northwest corner of the herein described parcel;

Thence proceeding N 63° 56’ 05” E, bounded northerly by the said Courtois land, a distance of one hundred sixty and 00/100 (160.00) feet to other land now or formerly of R. John, Sharon A., Christopher J. & John R. Courtois and the most northerly corner of the parcel herein-described;

Thence turning an interior angle of 90 degrees - 00 minutes - 00 seconds and running southerly, bounded westerly by land now or formerly of Armand A. Houston, a distance of 145.00 feet to a point;

Thence turning an interior angle of 270 degrees - 00 minutes - 00 seconds and running southerly bounded westerly by land or formerly of Armand A. Houston, a distance of 15.00 feet to a point;

Thence turning an interior angle of 90 degrees - 00 minutes - 00 seconds and running easterly, bounded southerly by land now or formerly of Joseph J. Geaber, Philip Geaber, and Jean-Claude St. Pierre, a distance of 338.56 feet to a point on a stone wall;

Thence turning an interior angle of 90 degrees - 25 minutes - 56 seconds and running northerly along a stone wall, said wall being the westerly line of South County Trail, a distance of 3.09 feet to a point on a stone wall;

Thence turning an interior angle of 182 degrees - 09 minutes -18 seconds and continuing northerly along said stone wall, a distance of 87.59 feet to a point;

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Thence turning an interior angle of 184 degrees - 01 minutes - 05 seconds and continuing northerly along said stone wall, a distance of 84.98 feet to the point and place of beginning.

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EXHIBIT A-17 TO CONTRACT

LEGAL DESCRIPTION

61 Putnam Pike, Johnston, RI 2919

Those four (4) certain tracts or parcels of land, with all the buildings and improvements thereon, situated on the northeasterly side of Putnam Pike and northeasterly of Putnam Pike in the Town of Johnston, county of Providence, State of Rhode Island, bounded and described as follows:

Parcel One:

That certain tract or parcel of land with all the buildings and improvements thereon, situated on the northeasterly side of Putnam Ike in the Town of Johnston, County of Providence, State of Rhode Island, bounded and described as follows:

Beginning at a point in the northeasterly line of Putnam Pike at the southwest corner of the within described tract of land, said point being also the northwesterly corner of land now or formerly of Rosario R. Capraro and Anna Maria Capraro; thence running northwesterly bounded by said northeasterly line of Putnam Pike a distance of thirty and 75/100 (30.75) feet to a point; thence turning a right angle and running northeasterly bounding northwesterly on land now or formerly of Linda E. Cardente, a distance of one hundred twenty (120) feet, more or less, to a point; thence turning and running northwesterly bounding southwesterly on said other land now or formerly of Linda E. Cardente, a distance of eighty (80) feet, more or less, to a point; thence turning and running northeasterly bounding northwesterly by said last-named land a distance of one hundred seven and 48/100 (107.48) feet, more or less, to a point; thence turning and running northwesterly bounding southwesterly on said other land now or formerly of said Cardente, a distance of eighty-nine and 71/00 (89.71) feet, and continuing northwesterly bounding southwesterly on land now or formerly of Peter Derosiers a distance of twenty-five and 20/100 (25.20) feet to a granite bound; thence turning an interior angle of 93° 12’ and running northeasterly bounding northwesterly on land now or formerly of Lydia F. Mathewson a distance of one hundred sixty-seven and 28/100 (167.28) feet to a granite bound; thence turning an interior angle of 260° 52’ and running northwesterly bounding southwesterly on said Mathewson land a distance of ninety-seven and 2/100 (97.02) feet to a granite bound; thence turning an interior angle of 98° 2’ and running northeasterly bounding northwesterly on land now or formerly of Riza A. Jenckes a distance of fifty-eight and 25/100 (58.25) feet to a granite bound; thence turning an interior angle of 268° 15’ 30” and running northwesterly bounding southwesterly on said Jenckes land a distance of fifty-six and 65/100 (56.65) feet to a granite bound on the southerly side of Jenckes Street; thence turning an interior angle of 79° 8’ and running northeasterly bounding by said Jenckes Street a distance of one hundred thirty-two and 37/100 (132.37) feet to a granite bound; thence continuing northeasterly bounded by still other land now or formerly of said Cardente a distance of one hundred eight (108) feet, more or less, to a point, thence turning and running southeasterly bounding northeasterly on land now or formerly of New York, New Haven and Hartford Railroad Company a distance of six hundred eighty (680) feet, more or less, to a concrete bound at the northeasterly corner of land now or formerly of Michael A. Grieco; thence turning and running westerly bounding southerly on said Grieco land a distance of thirty-six and 91/100 (36.91) feet to a granite bound; thence turning an interior angle of 190° 19’ and running westerly bounding southerly on said Grieco land a distance of two hundred five and 34/100 (205.34) feet to a granite bound; thence turning an interior angle of 183° 50’ and running westerly bounding southerly still by said Grieco land in part and in part by other land now or formerly of said Cardente a distance of one hundred forty-nine and 20/100 (149.20) feet to a granite bound; thence turning an interior angle of 121° 25’ and running northwesterly bounding southwesterly on said other Cardente land a distance of fifty-three and 25/100 (53.25) feet to a granite bound; thence turning an interior angle of 272° 46’ 30” and running southwesterly bounding southeasterly on said other Cardente land in part and in part on said Capraro land a distance of one hundred ninety-seven and 90/100 (197.90) feet to the point and place of beginning.

Meaning and intending to convey and hereby conveying a portion of the same premises conveyed to Salvatore J. Cardente and Linda E. Cardente by deed from Helen Rosen dated July 8, 1960 and recorded with the Land Evidence Records of the Town of Johnston in Book 93 at page 468.

Putnam Avenue
Johnston, Rl 02919

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Parcel Two:

That certain tract or parcel of land, with all buildings and improvements thereon, situated on Jenckes Street in the Town of Johnston, County of Providence, State of Rhode Island, laid out and designated as Lot No. 32 (thirty-two) on that certain plat entitled, “PLAT OF HOUSE LOTS IN GRANITEVILLE BELONGING TO LYDIA F. MATHEWSON AS LAID OUT BY R.S. MOWRY NO. 1895”, which said plat is recorded with the Land Evidence Records of the Town of Johnston on Plat Card 82.

Meaning and intending to convey and hereby conveying a portion of the same premises conveyed to Salvatore J. Cardente and Linda E. Cardente by deed from Helen Rosen dated July 8, 1960, and recorded with the Land Evidence Records of the Town of Johnston in Book 93 at Page 468.

For indexing purposes, the property is identified as Lot No. 81 as at present shown on Johnston Tax Assessor’s Plat 39.

Jenckes Street
Johnston, Rl 02919

Parcel Three:

That certain tract or parcel of land, with all the buildings and improvements thereon, situated on the northeasterly side of Putnam Pike in the Town of Johnston, County of Providence, State of Rhode Island, bounded and described as follows:

Beginning at a point in the northeasterly line of Putnam Pike, said point being also the southwesterly corner of land now or formerly of Pierre D. Laboissonniere and wife; thence running southeasterly bounding southwesterly by said Putnam Pike a distance of one hundred sixty-nine and 65/100 (169.65) feet, more or less, to a point; thence turning and running northeasterly bounding southeasterly by other land now or formerly of Linda E. Cardente, a distance of one hundred twenty (120) feet, more or less, to a point; thence turning and running northwesterly bounding northeasterly still on said other land now or formerly of Linda E. Cardente, a distance of eighty (80) feet, more or less, to a point; thence turning and running northeasterly bounded southeasterly by said last named land a distance of one hundred seven and 48/100 (107.48) feet, more or less, to a point; thence turning and running northwesterly by still other land now or formerly of said Cardente, a distance of eighty-nine and 71/100 (89.71) feet to the southeasterly corner of land now or formerly of Jeannette A. Desrosiers; thence turning and running southwesterly bounding northwesterly in part by said Desrosiers land, in part by the southerly end of a gangway known as Jenckes Lane and in part by land now or formerly of said Laboissonniere a distance of two hundred twenty-seven and 48/100 (227.48) feet to Putnam Pike and the point and place of beginning.

Meaning and intending to convey and hereby conveying the same premises conveyed to Salvatore J. Cardente and Linda E. Cardente by deed from Jack E. Smith and Betty Smith dated August 26, 1968, and recorded with the Land Evidence Records of the Town of Johnston in Book 113 at Page 333.

For indexing purposes, the property is identified as Lot No. 280 as at present shown on Johnston Tax Assessor’s Plat 39.

Parcel Four:

That certain tract or parcel of land, with all the buildings and improvements thereon, situated northeasterly on Putnam Pike in the Town of Johnston, County of Providence, State of Rhode Island, bounded and described as follows:

Beginning at the northwesterly corner of the parcel herein described, which said point is the northeasterly corner of land now or formerly of Rosario R. Capraro and Anna Maria Capraro, and which said point is located one hundred fifty-six and 52/100 (156.52) feet northeasterly from the northeasterly line of Putnam Pike; thence northeasterly bounding northwesterly on other land now or formerly of Linda E. Cardente a distance of forty-one and 38/100 (41.38) feet to a corner; thence turning an interior angle of 87° 13’ 30” and running southeasterly bounding northeasterly still on said last named land a distance of fifty-three and 25/100 (53.25) feet to a corner; thence turning an interior angle of 238° 35’ and continuing in a southeasterly direction still bounding northeasterly on said Cardente land a distance of seventy and 91/100 (70.91) feet to land now or formerly of Michael A. Grieco; thence turning an interior angle of 35° 46’ and running southwesterly bounding southeasterly on said Grieco land a distance of ninety-four and 89/100 (94.89) feet to a corner at said Capraro land; thence turning an interior angle of 90° and running northwesterly bounding southerly by said Capraro land a distance of ninety-five and 69/100 (95.69) feet to the point and place of beginning, the last mentioned course forming an interior angle of 88° 25’ 30” with the first mentioned course. Be all said measurements more or less.

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Meaning and intending to convey and hereby conveying the same premises conveyed to Salvatore J. Cardente and Linda E. Cardente by deed from Eugene Abbruzzese et al dated March 31, 1965, and recorded with the Land Evidence Recorded of the Town of Johnston in Book 104 at Page 964. EXCEPTING THEREFROM the portion hereof conveyed to Rosairo R. Capraro and Anna Maria Capraro by deed dated September 17, 1979, and recorded with said Land Evidence Records in Book 150 at Page 528.

For indexing purposes, the property is identified as Lot No. 115 as at present shown on Johnston Tax Assessor’s Plat 39.

Putnam Avenue
Johnston, Rl 02919

Parcels One to Four also known as:

A certain piece or parcel of land situated on the easterly side of Putnam Pike in the Town of Johnston, County of Providence and State of Rhode Island and Providence Plantations and being further bounded and described as follows:

Beginning at a point in the easterly state highway line of Putnam Pike (State Route 44) said point being the southwest corner of land now or formerly of Domenic F. & Lucille Amicarelli and the most westerly northwesterly corner of herein described premises.

Thence running northeasterly and northwesterly the following two (2) courses and distances along land now or formerly of said Amicarelli, Jenckes Lane and land now or formerly of Patricia M. Wickham partly by each N 38° 20’ 00” E 229.06 feet and N 49° 27’ 09” W 25.20 feet to the southwesterly corner of land now or formerly of Albert Ranaldi;

Thence running northeasterly and northwesterly the following two (2) courses and distances along land now or formerly of said Ranaldi N 38° 04’ 51” E 167.28 feet to an granite monument found and N 42° 40’ 09” W 94.89 feet to the southwesterly corner of land now or formerly of Nancy J. Kilcup;

Thence running northeasterly and northwesterly the following two (2) courses and distances along land now or formerly of said Kilcup N 38° 04’ 51” E 5.50 feet and N 49° 55’ 09 W 54.40 feet to the southwest corner of land now or formerly Edna E. Kilcup and Nancy J. Kilcup;

Thence running northeasterly, northwesterly and northeasterly against the following three (3) courses and distance along an unimproved road and land now or formerly of Champion Realty Corporation partly by each N 49° 38’ 57” E 131.83, N 49° 55’ 09” W 51.00 feet and N 44° 56’ 05” E 96.66 feet to a point in the westerly property line of land now or formerly of Greystone, Inc;

Thence running southeasterly, southwesterly and southeasterly again the following four (4) courses and distances along land now or formerly of said Greystone, Inc. and land now or formerly of Greystone Enterprises, Inc. partly by each S 44° 29’ 52” E 59.00 feet, S 53° 50’ 48” W 8.34 feet to a granite monument found, S 44° 29’ 52” E 153.21 feet and southeasterly on a curve to the right having a radius of 1,200.00 feet to an arc length of 500.00 feet to a granite monument found at the northwest corner of land now or formerly of Putnam Pike East, LLC and the northeast corner of land now or formerly of Michael A. Grieco;

Thence running westerly, southwesterly, northwesterly and southwesterly again the following six (6) courses and distances along land now or formerly of said Michael A. Grieco and land now or formerly of Rosario R. & Anna Maria Capraro partly by each S 86° 35’ 44” W 36.69 feet, S 76° 16’ 44” W 204.17 feet, S 72° 21’ 04” W 76.22 feet, S 36° 46’ 55” E 94.86 feet, N 53° 13’ 43” W 95.69 feet and S 38° 21’ 47” W 156.49 feet to a point set in the easterly state highway line of Putnam Pike;

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Thence N 51° 33’ 36” W 200.36 feet along the said easterly state highway line of Putnam Pike to the point or place of beginning.

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EXHIBIT A-18 TO CONTRACT

LEGAL DESCRIPTION

210 Church Street, Wakefield, RI 2879

That certain lot or parcel of land, with all the buildings and improvements thereon situated on the southerly side of Church Street in the Town of Rhode Island, and bounded and described as follows:

Beginning at the most northwesterly corner of the herein described parcel; said corner being located south 59° -47’ -20” east, two hundred eighty and 99/100 (280.99) feet from a granite bound found at the intersection of Oakdell Street with Church Street; thence proceeding south 59° -47’ -20” east a distance of two hundred sixty-two (262’) feet, more or less, to a point on the westerly side of Saugatucket River, so- called, bounded northerly by Church Street, so-called; thence proceeding in a southerly direction along the bank of the Saugatucket River, so called, a distance of four hundred seventy three (473’) feet, more or less, to a point; thence proceeding north 59° -43’ -14” west a distance of two hundred twenty three (223’) feet, more or less, to a granite bound found at the southwesterly corner of the herein described parcel, bounded southerly by land now or formerly of Riverside Cemetery Association, thence proceeding north 23° -15’ -46” east a distance of four hundred seventy five and 11/100 (475.11) feet to the point and place of beginning, bounded westerly by land now or formerly of the Town of South Kingstown.

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EXHIBIT A-19 TO CONTRACT

LEGAL DESCRIPTION

1700 Diamond Hill Road, Woonsocket, RI 2895

That certain parcel or tract of land with all buildings and improvements thereon situated on the northerly side of Diamond Hill Road in the City of Woonsocket, County of Providence, State of Rhode Island and is bounded and described as follows:

Beginning at a corner in the northerly street line of Diamond Hill Road, said corner being the most southeasterly corner of the parcel herein described, said corner being the southwesterly corner of property now or formerly belonging to the Tate Family Limited Partnership;

Thence running westerly along the northerly street line of Diamond Hill Road for a distance of 79.93 feet to a corner and property now or formerly belonging to W Diamond Hill Road, LLC;

Thence turning an interior angle of 90-00’-00” and running northerly bounding westerly by said W Diamond Hill Road, LLC property for a distance of 260.74 feet to a corner;

Thence turning an interior angle of 270-00’-00” and running westerly bounding southerly by property now or formerly belonging to W Diamond Hill Road, LLC for a distance of 76.89 feet to a corner;

Thence turning an interior angle of 98-45’-56” and running northerly bounding by said RD Woonsocket Associates for a distance of 123.31 feet to a corner;

Thence turning an interior angle of 270-00-00” and running westerly bounding southerly by other property now or formerly belonging to this grantor for a distance of 330.24 feet to a corner;

Thence turning an interior angle of 81-19’-54” and running northerly bounding westerly by property now or formerly belonging to RD Woonsocket Associates Limited Partnership for a distance of 37.51 feet to an angle;

Thence turning an interior angle of 184-32-56” and running northerly bounding westerly by said RD Woonsocket Associates Limited Partnership for a distance of 37.51 feet to an angle;

Thence turning an interior angle of 187-21’-16” and running northerly bounding westerly by said RD Woonsocket Associates Limited Partnership Property for a distance of 85.00 feet to an angle;

Thence turning an interior angle of 228-26’-43” and running northwesterly bounding southwesterly by said RD Woonsocket Associates Limited Partnership property for a distance of 105.39 feet to a corner; Thence turning an interior angle of 128-19’-11” and running northerly bounding westerly by said RD Woonsocket Associates Limited Partnership property for a distance of 127.28 feet to a corner;

Thence turning an interior angle of 89-57’-48” and running easterly and bounding northerly by said Commonwealth of Massachusetts property for a distance of 901.35 feet to a corner and property now or formerly belonging to Woonsocket Shopping Center LLC;

Thence turning an interior angle of 68-28’-18” and running southerly bounding easterly by said Woonsocket Shopping Center LLC for a distance of 342.91 feet to an angle;

Thence turning an interior angle of 189-13-39” and running southerly bounding easterly by said Woonsocket Shopping Center LLC for a distance of 82.89 feet to an angle;

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Thence turning an interior angle of 169-05’-55” and running southerly bounding easterly by said Woonsocket Shopping Center LLC for a distance of 127.89 feet to a corner and property now or formerly belonging to the Tate Family Limited Partnership;

Thence turning an interior angle of 104-29’-00” and running westerly bounding southerly by said Tate Family Limited Partnership for a distance of 144.35 feet to a corner;

Thence turning an interior angle of 270-00-00” and running southerly bounding easterly by said Tate Family Limited Partnership for a distance of 259.88 feet to a corner and the point and place of beginning; Thence turning an interior angle of 89-59’-24” and running westerly along the northerly street line of Diamond Hill Road for a distance of 79.93 feet to the point and place of beginning;

The last described line forming an interior angle of 89-59-24” with the first described line.

PARCEL II

That certain tract or parcel of and, with all buildings and improvements thereon, situated on the northerly side of Diamond Hill Road in the City of Woonsocket, County of Providence and State of Rhode Island, being bounded and described as follows:

Beginning at a Rhode Island Highway Bound (R.I.H.B.) set forty-two feet north of centerline station 30 + 69.36 on Rhode Island State Highway Plat No. 1805 (Diamond Hill Road, Woonsocket, R.I.);

Thence easterly bounded southerly on said Diamond Hill Road, a distance of forty-eight and 51/100 (48.51) feet to a corner;

Thence turning an interior angle of 90° and running northerly, bounded easterly by Walnut Hill Hotel Associates, Inc., a distance of two hundred sixty and 73/100 (260.73) feet to a corner;

Thence turning an interior angle of 90° and running westerly bounded northerly by said Walnut Hill Hotel Associates, Inc., a distance of seventy-six and 97/100 (76.97) feet to a corner;

Thence turning an interior angle of 81° -13’ - 34” and running southerly bounded westerly by The Paris Development Company, a distance of one hundred fifty-one and 69/100 (151.69) feet to an angle;

Thence turning an interior angle of 186° - 01’ - 32” and continuing southerly bounded westerly by said The Paris Development Company, a distance of one hundred ten and 94/100 (110.94) feet to the point and place of beginning;

The last course and the first course form an interior angle of 92° - 44’ - 54”.

Meaning and intending to convey the parcels designated as Lots 46-13 and 46-196 on that plan entitled “ADMINISTRATIVE SUBDIVISION MAP A7 LOTS 46-11 & 46-13 DIAMOND HILL ROAD WOONSOCKET, RHODE ISLAND FOR W DIAMOND HILL ROAD, LLC”, dated July 3, 2002, revised August 5, 2002, September 9, 2002 and October 16, 2002 and prepared by David G. Gardner & Associates, Inc., 200 Metro Center Boulevard, Warwick, Rhode Island 02886, which plan is recorded in the Land Evidence Records of the City of Woonsocket on October 24, 2002 at 9:38 A.M. in Book 21 at Page 192.

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EXHIBIT A-20 TO CONTRACT

LEGAL DESCRIPTION

80 East Horizon Ridge Parkway, Henderson, NV 89002

Parcel One (1):

Being a portion of Lot Three (3) of that certain plat of Horizon Village Square on file in Book 106 of Plats. Page 9 in the Office of the County Recorder of Clark County, Nevada, and amended by that certain Certificate of Amendment recorded September 4, 2002 in Book 20020904 as Document No. 00664, Official Records, located within the Northwest Quarter (NW ¼) of Section 30, Township 22 South, Range 63 East, M.D.M., being more particularly described as follows:

Commencing at the Southwest (SW) corner of said Lot Three (3), same being the point on the Easterly right of way of Horizon Ridge Parkway; thence North 75°19’01” East, along the Southerly boundary of said Lot Three (3), a distance of 143.51 feet to the beginning of a curve concave Southerly having a radius of 430.00 feet;; thence Easterly, 99.33 feet, along said Southerly boundary and along said curve through a central angle of 13°14’07” to the Point of Beginning; thence North 24°34’48” West, 220.04 feet; thence North 39°23’08” West, 146.77 feet; thence North 26°26’53” West, 65.28 feet; thence North 50°36’51” East, 186.62 feet; thence South 39°01’46” East, 151.75 feet; thence South 39°23’09” East, 481.72 feet; thence South 35°55’28” East, 42.54 feet to the Southerly boundary of said Lot Three (3); thence North 83°55’26’ West, along said Southerly boundary, 302.01 feet to the beginning of a curve concave Southerly having a radius of 430.00 feet; thence Westerly, 56.47 feet, continuing along said Southerly boundary and along said curve through a central angle of 07°31 ‘26” to the Point of Beginning.

Said parcel is also shown as Lot Three-Two (3-2) on that certain Record of Survey of file in Book 137 of Surveys, Page 61 in the Office of the County Recorder of Clark County, Nevada.

Parcel Two (2):

Non-exclusive easements for utilities, ingress, and egress for vehicular and pedestrian traffic and vehicular parking over, upon and across Lot 3-3 of the Record of Survey on file in Book 137 of Surveys, Page 61 in the Office of the County Recorder of Clark County, Nevada, as granted by and subject to that certain “Cross Access Agreement” recorded May 12, 2004 in Book 20040512 as Document No. 01988, of Official Records.

Parcel Three (3):

Non-exclusive easements for the purposes of Roadways, walkways, ingress and egress, and parking as created and described in the Declaration of Easements with Covenants, Conditions and Restrictions affecting land recorded August 25, 2003 in Book 20030825 as Document No. 00626 of Official Records.

Parcel Four (4):

Non-exclusive easements for the purposes of roadways, walkways, ingress and egress, and parking as created and described in the Declaration of Easements with Covenants, Conditions and Restrictions affecting land recorded December 22, 2003 in Book 20031222 as Document No. 03221 and amended by an Instrument recorded December 22, 2003 in Book 20031222 as Document No. 03222 of Official Records.

Parcel (Five (5):

Non-exclusive easements for the purposes of roadways, walkways, ingress and egress and parking as created and described in the Declaration of Easements with Covenants, Conditions and Restrictions affecting land recorded July 18, 2005 in Book 20050718 as Document No. 04932 of Official Records.

A-20-1

EXHIBIT A-21 TO CONTRACT

LEGAL DESCRIPTION

257 Waverly Avenue, Patchogue, NY 11772

ALL THAT CERTAIN PLOT, PIECE, OR PARCEL OF LAND, SITUATE, LYING, AND BEING IN THE VILLAGE OF PATCHOGUE, TOWN OF BROOKHAVEN, COUNTY OF SUFFOLK AND STATE OF NEW YORK, KNOWN AND DESIGNATED AS PART OF LOTS 33 AND 34 IN BLOCK 8 AS SHOWN ON A CERTAIN MAP ENTITLED, “MAP OF PATCHOGUE LAKE PARK” FILED IN THE SUFFOLK COUNTY CLERK’S OFFICE ON 10/30/13 AS MAP NO. 303, TOGETHER WITH A PARCEL ADJOINING THE AFORESAID LOTS AND WHICH SAID PART OF LOTS AND ADJOINING PARCEL WHEN TAKEN TOGETHER ARE MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE NORTHERLY SIDE OF 9TH STREET A/K/A WAVERLY PLACE DISTANT 136.00 FEET WESTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE NORTHERLY SIDE OF 9TH STREET A/K/A WAVERLY PLACE AND THE WESTERLY SIDE OF CENTRAL AVENUE; AND RUNNING THENCE THE FOLLOWING TWO (2) COURSES AND DISTANCES ALONG THE NORTHERLY SIDE OF 9TH STREET A/K/A WAVERLY PLACE;

1)             NORTH 80 DEGREES 45 MINUTES 10 SECONDS WEST A DISTANCE OF 181.37 FEET TO A MONUMENT;

2)             SOUTH 88 DEGREES 07 MINUTES 10 SECONDS WEST A DISTANCE OF 221.08 FEET TO A MONUMENT;

THENCE NORTHWESTERLY ALONG THE ARC: OF A CURVE BEARING TO THE RIGHT HAVING A RADIUS OF 20.00 FEET A LENGTH OF 31.38 FEET TO THE EASTERLY SIDE OF WAVERLY AVENUE;

THENCE NORTH 01 DEGREE 59 MINUTES 40 SECONDS WEST ALONG THE EASTERLY SIDE OF WAVERLY AVENUE A DISTANCE OF 252.47 FEET TO A MONUMENT;

THENCE SOUTH 80 DEGREES 45 MINUTES 10 SECONDS EAST AND PASSING THROUGH A MONUMENT A DISTANCE OF 363.12 FEET TO A MONUMENT;

THENCE SOUTH 01 DEGREE 59 MINUTES 40 SECONDS EAST A DISTANCE OF 75.00 FEET;

THENCE SOUTH 80 DEGREES 45 MINUTES 10 SECONDS EAST ALONG LAND NOW OR FORMERLY MINARDI SARAFINO, A DISTANCE OF 64.00 FEET;

THENCE SOUTH 01 DEGREE 59 MINUTES 40 SECONDS EAST PARALLEL WITH THE WESTERLY SIDE OF CENTRAL AVENUE A DISTANCE OF 150.00 FEET TO THE POINT OR PLACE OF BEGINNING.

A-21-1

EXHIBIT A-22 TO CONTRACT

LEGAL DESCRIPTION

1865 Renzulli Road, New Smyrna Beach, FL 32168

PARCEL 1:

Lot 3, LAKESIDE BUSINESS PARK SUBDIVISION, as per plat thereof recorded in Plat Book 44, Page 174, Public Records of Volusia County, Florida.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

A portion of U.S. Lot 2, Section 24, Township 17 South, Range 33 East, Volusia County, Florida lying Northerly of State Road No. 44 and Westerly of Wallace Road being more particularly described as follows:

Commence at the Southeast corner of U.S. Lot 2, Section 24, Township 17 South, Range 33 East; thence North 00° 28’ 21” West along the East line of said U.S. Lot 2, a distance of 863.37 feet to the Southwesterly right of way of Wallace Road, a 50 foot right of way as previously laid out; thence South 34° 56’ 11” East, along said right of way, a distance of 112.85 feet; thence South 56° 35’ 35” West, a distance of 162.66 feet; thence South 67° 50’ 31” West, a distance of 172.27 feet; thence South 25° 47’ 47” East, a distance of 275.68 feet to the Northerly right of way of State Road No. 44; thence 111.50 feet along the arc of a curve to the right being non-tangent with the last described line, said curve having a radius of 3769.83 feet, a central angle of 01° 41’ 41”, and a chord of 111.50 feet which bears South 68° 55’ 45” West; thence North 25° 47’ 47” West, along a line non-tangent to said curve, a distance of 273.59 feet; thence South 67° 50’ 31” West, a distance of 193.37 feet for the Point of Beginning; thence continue South 67° 50’ 31” West, a distance of 172.99 feet; thence North 00° 16’ 54” West, a distance of 56.34 feet; thence North 22° 09’ 29” West, a distance of 252.05 feet to the Southerly line of the “Center Easement” as recorded in Official Records Book 3961, Page 3149, Public Records of Volusia County, Florida; thence along said Southerly line of “Center Easement”, a distance of 56.84 feet along the arc of a curve to the left being non-tangent with the last described line, said curve having a radius of 515.00 feet, a central angle of 06° 19’ 26”, and a chord of 56.81 feet which bears North 71° 00’ 14” East to the point of tangency; thence North 67° 50’31” East, a distance of 93.97 feet; thence South 26° 04’ 21” East, a distance of 19.01 feet; thence South 22° 09’ 29” East, a distance of 282.24 feet to the Point of Beginning. Bearing refer to Florida Department of Transportation Right-of-Way Map of State Road No. 44 based on centerline as being North 88° 36’25” East.

AND LESS AND EXCEPT the following described property:

Commence at the Northeast corner of Lot 3, LAKESIDE BUSINESS PARK SUBDIVISION, according to the plat thereof as recorded in Plat Book 44, Page 174, of the Public Records of Volusia County, Florida; run thence South 00° 47’ 08” West, a distance of 200.59 feet; thence South 22° 09’ 29” East, a distance of 49.40 feet to the Point of Beginning; thence South 89° 41’23” West, a distance of 223.01 feet; South 00° 28’ 32” East, a distance of 328.37 feet to a point on a curve concave Southerly, having a radius of 515.00 feet; thence run Westerly along said curve, through a central angle of 2° 51’ 34”, an arc distance of 25.70 feet; thence North 89° 46’ 23” East, a distance of 35.42 feet to a point of curvature of a curve concave Northwesterly having a radius of 485.00 feet; thence run Northeasterly along said curve, through a central angle of 21° 55’ 52”, an arc distance of 185.64 feet; thence North 67° 50’ 31” East, a distance of 91.95 feet; thence North 26° 04’ 21” West, a distance of 25.09 feet; thence North 22° 09’ 29” West, a distance of 254.44 feet to the Point of Beginning.

TOGETHER WITH THE FOLLOWING DESCRIBED PROPERTY:

PARCEL 2:

A portion of Lot 18, A.B. HAWLEY’S SUBDIVISION, recorded in Map Book 1, Page 75, of the Public Records of Volusia County, Florida lying Westerly of and adjacent to Lot 5, J.A. HORD’S SUBDIVISION, as recorded in Map Book 6, Page 130, of the Public Records of Volusia County, Florida and a portion of U.S. Lot 2, Section 24, Township 17 South, Range 33 East lying Westerly of and adjacent to that certain parcel of land as described in Official Records Book 3079, Page 107, all being more particularly described as follows:

A-22-1

Commence at the Southeast corner of U.S. Lot 2, Section 24, Township 17 South, Range 33 East; thence North 00° 28’ 29” West, along the East line of said U.S. Lot 2, a distance of 863.37 feet to a point in the Westerly right of way of Wallace Road, a 50 foot right of way as now laid out; thence along said Westerly right of way in a Northwesterly direction North 34° 56’ 11” West, a distance of 311.44 feet to the point of tangency of a curve; thence continue along said Westerly right of way by a curve to the left, having a radius of 463.21 feet, a central angle of 31 ° 23’ 49”, for an arc distance of 253.94 feet to the point of curvature of said curve; thence continue along said Westerly right of way, North 66° 21’ 09” West, a distance of 72.67 feet; thence leaving said Westerly right of way, North 89° 12’ 52” West, along an old fence line long accepted as being the North line of U.S. Government Lot 2, a distance of 573.80 feet; thence South 00° 47’ 08” West, a distance of 45 feet to the Point of Beginning; thence South 00° 47’08” West, a distance of 305.00 feet; thence North 89° 12’ 52” West, a distance of 209.45 feet; thence North 00° 35’ 33” West, a distance of 101.60 feet; thence North 00° 34’ 25” West, a distance of 247.64 feet; thence South 89° 38’ 56” East, a distance of 30.02 feet; thence North 00° 36’ 05” West, a distance of 146.40 feet to the Southerly right of way of Jungle Road, a 40 foot right of way as now laid out; thence North 87° 10’ 30” East, along said Southerly right of way, a distance of 47.98 feet to the Northwest corner of said Lot 5, J.A. Hord’s Subdivision; thence South 00° 18’ 48” West, along the Westerly line of said Lot 5, a distance of 148.76 feet to the said Northerly line of U.S. Lot 2; thence South 71° 39’ 08” East, a distance of 149.14 feet to the Point of Beginning.

TOGETHER WITH THE FOLLOWING DESCRIBED PROPERTY:

PARCEL 3:

The non-exclusive easements contained in that certain Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 3961, Page 3149, Public Records of Volusia County, Florida.

TOGETHER WITH THE FOLLOWING DESCRIBED EASEMENTS:

PARCEL 4:

The non-exclusive easements contained in that certain Easement Deed recorded in Official Records Book 4535, Page 3572, Public Records of Volusia County, Florida.

A-22-2

EXHIBIT A-23 TO CONTRACT

LEGAL DESCRIPTION

3750 W. State Road 46, Sanford, FL 32771

PARCEL 1:

The South 660.00 feet of Lot 94 (less the East 15 feet for road and less right of way for State Road No. 46 on South) FLORIDA LAND & COLONIZATION COMPANY LIMITED, W. BEARDALL’S MAP OF ST. JOSEPH’S, as recorded in Plat Book 1, Page 114, Public Records of Seminole County, Florida.

LESS:

A portion of South 660.00 feet of Lot 94 (less the East 15 feet for road and less right of way for State Road No. 46 on South) Florida Land & Colonization Company Limited, W. Beardall’s Map of St. Joseph’s, as recorded in Plat Book 1, Page 114, Public Records of Seminole County, Florida being described as follows:

Commence at a 4” round concrete monument marking the intersection of the North right of way line of State Road No. 46 with the West line of the East 15 feet of said Lot 94 as the Point of Beginning; thence run North 00° 15’ 38” West, along said West line, 522.88 feet to the North line of the South 660.00 feet of said Lot 94; thence run South 89° 55’ 27” West, along said North line, 272.78 feet; thence run South 00° 15’ 38” East, 518.15 feet to the aforesaid North right of way line of State Road No. 46; thence run North 89° 42’ 26” East, along said North line, 13.69 feet to a curve concave to the South; thence continue Easterly along said North line and curve having a central angle of 2° 32’ 50”, a radius of 5829.65 feet, an arc length of 259.17 feet, a chord bearing of South 89° 01’ 09” East and a chord distance of 259.15 feet to the Point of Beginning.

TOGETHER WITH THE FOLLOWING DESCRIBED EASEMENTS:

PARCEL 2:

The non-exclusive easements in that certain Reciprocal Easement and Restrictive Covenant Agreement recorded in Official Records Book 6786, Page 665, Public Records of Seminole County, Florida.

A-23-1

EXHIBIT A-24 TO CONTRACT

LEGAL DESCRIPTION

6875 University Blvd., Winter Park, FL 32792

PARCEL 1:

Lot 5, ACI UNIVERSITY CORNERS, according to the plat thereof as recorded in Plat Book 39, Page 130, of the Public Records of Orange County, Florida.

LESS AND EXCEPT: That portion of said Lot 5 included in the Stormwater Drainage Easement Area “A”; that portion of said Lot 5 South of the Stormwater Drainage Easement Area “A” and East of the Western line of the 10 foot Drainage Easement, both as shown on the plat, and that portion of said Lot 5 South the Northern boundary of the Easement “A” 25 foot Cross Access, Drainage and Utility Easement shown on the plat.

AND ALSO LESS AND EXCEPT: Easement Area “C” a 20 foot Drainage Easement located East of Stormwater Drainage Easement Area “A” as shown on the plat.

TOGETHER WITH THE FOLLOWING DESCRIBED EASEMENTS:

PARCEL 2:

Those certain non-exclusive easements set forth in Paragraphs 2.1, 2.2, 2.3, 2.4 and 2.5 of the Declaration of Easements, Covenants and Restrictions recorded in Official Records Book 5499, Page 3592, as amended by that certain First Amendment to Declaration of Easements, Covenants and Restrictions recorded in Official Records Book 6492, Page 6995, of the Public Records of Orange County, Florida.

A-24-1

EXHIBIT A-25 TO CONTRACT

LEGAL DESCRIPTION

1372 East 5th Street, Ontario, CA 91764

Real property in the City of Ontario, County of San Bernardino, State of California, described as follows:

PARCEL 1 OF PARCEL MAP NO. 8715, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 103 OF PARCEL MAPS, PAGE(S) 4 AND 5, RECORDS OF SAID COUNTY.

APN: 0108-501-43-0-000

A-25-1

EXHIBIT A-26 TO CONTRACT

LEGAL DESCRIPTION

3915 Green River Drive, Corona, CA 92880

Real property in the City of Corona, County of Riverside, State of California, described as follows:

THAT PORTION OF THAT PORTION OF THE RANCHO LA SIERRA, ALLOTTED TO MARIA JESUS DE SCULLY BY FINAL DECREE OF PARTITION, IN CASE NO. 3110 OF THE 17TH JUDICIAL DISTRICT COURT OF THE STATE OF CALIFORNIA, A CERTIFIED COPY OF WHICH WAS RECORDED JULY 16, 1878 IN BOOK “U”, PAGE 239 OF DEEDS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, SHOWN AS TRACT “F” ON THE MAP ATTACHED TO THE FINAL DECREE OF PARTITION, IN CASE NO. 7939. OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, A CERTIFIED COPY OF WHICH AS RECORDED MAY 18, 1925 AS INSTRUMENT NO. 1173 IN BOOK 637, PAGE 432 OF DEEDS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

BEGINNING AT THE NORTHWEST CORNER OF LOT 1 OF TRACT NO. 20872-2, AS SHOWN ON A MAP RECORDED IN MAP BOOK 161, PAGES 51 THROUGH 54, RECORDS OF SAID RIVERSIDE COUNTY;

THENCE NORTH 16° 32’ 26” EAST 256.62 FEET TO THE TRUE POINT OF BEGINNING OF THE LAND HEREIN DESCRIBED, SAID POINT BEING ON A CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 844.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 44° 57’ 56” WEST;

THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17° 21” 27”, A DISTANCE OF 255.68 FEET;

THENCE SOUTH 27° 40’ 37” WEST 14.23 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 23.00 FEET;

THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 85° 01’ 39”, A DISTANCE OF 34.13 FEET TO THE BEGINNING OF A REVERSING CURVE CONCAVE SOUTHERLY AND HAVIN.G A RADIUS OF 750.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 22° 42’ 18” EAST;

THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 39° 02’ 37”, A DISTANCE OF 511.08 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF THE ATCHESON, TOPEKA AND SANTA FE RAILWAY;

THENCE NORTH 67° 38’ 14” EAST 711.98 FEET ALONG SAID SOUTHERLY LINE;

THENCE SOUTH 22° 17’ 18” EAST 76.15 FEET TO THE TRUE POINT OF BEGINNING.

APN:  102-360-043-7

A-26-1

EXHIBIT B TO CONTRACT

ESCROW AGREEMENT

DEPOSIT ESCROW AGREEMENT

DATE: __________________	FILE NO.: ___________________

WHEREAS, _______________________ (“Seller”, collectively and individually) by Agreement for Purchase & Sale (the “Agreement”) dated the _____ day of August, 2014, has agreed to sell to CubeSmart, L.P. or its designee (“Buyer” collectively and individually) those premises more particularly described in the Agreement for the consideration therein stated, a copy of which Agreement is made a part hereof.

AND WHEREAS Buyer and Seller have requested LAND SERVICES USA, INC. (“Company”) to receive a deposit of Five Million Dollars ($5,000,000.00) and any additional and/or subsequent deposits pursuant to the Agreement to be held in escrow in an account held in a federally insured Pennsylvania or federal banking or savings institution (all such deposits being referred to collectively herein as the “Fund”). Company agrees to hold the Fund in accordance with the terms and provisions of the Agreement, subject to the following:

IT IS UNDERSTOOD and agreed that Company is an escrow holder only, is merely responsible for the safekeeping of the Fund and shall not be required to determine questions of fact or law.

IT IS FURTHER UNDERSTOOD and agreed that Company is acting as a stakeholder only with respect to the Fund.  If there is any question or dispute as to whether Company is obligated to deliver the Fund, or any portion thereof, or as to whom the Fund is to be delivered, or in the event of unilateral termination of the Agreement by either Buyer or Seller, Company may refuse to make any delivery and may continue to hold the Fund until receipt by Company of written authorization, executed by both Seller and Buyer, directing the disposition of the Fund or, in absence of such joint written authorization, until final determination of the rights of the parties in a judicial proceeding.  Seller and Buyer agree that the duties of Company in its capacity as escrow agent under this agreement are ministerial in nature and that Company shall incur no liability under this agreement except for its willful misconduct or gross negligence. In the event of a dispute, Company is authorized to pay the Fund into court.

Company shall not be required to deposit the Fund in an interest-bearing account until receipt of a fully-executed and completed IRS Form W-9 signed by the party to whom the interest shall be paid and reflecting that party’s taxpayer identification number thereon. Seller and Buy agree that the Fund shall be invested in one or more separate FDIC insured interest-bearing accounts at Citizens Bank (“Bank”) located in Philadelphia, Pennsylvania upon receipt of said IRS Form W-9.

In the event that the Fund has been invested in an interest-bearing account, Company will not be liable for any loss or impairment of the Fund if the loss or impairment results from the failure, insolvency or suspension of the depository institution. Company assumes no liability for interest on the Fund.

Company shall be indemnified fully by Buyer and Seller for all its expenses, costs and reasonable legal fees incurred in connection with any interpleader action that Company might file to resolve any dispute as to the Fund. If Company is made a party to any judicial, nonjudicial or administrative action, hearing or process based on the acts of Seller and Buyer and not on the willful misconduct and/or gross negligence of Company in performing its duties hereunder, then the losing party shall indemnify, save and hold harmless Company from the expenses, costs and reasonable attorney’s fees incurred by Company in responding to such actions, hearing or process.

THIS AGREEMENT constitutes the entire agreement between Land Services USA, Inc. and all parties hereto concerning the Fund.

SELLER:		BUYER:

CubeSmart, L.P.

By:		By: CubeSmart, its general partner
Name:
Title:
By:
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

ADDRESS		ADDRESS 5 Old Lancaster Road, Malvern, PA 19355
TELEPHONE: 610-535-5000
TELEPHONE:

ACCEPTED ON BEHALF OF THE COMPANY:
	ADDRESS:	1835 Market Street, Suite 420
LAND SERVICES USA, INC.
Philadelphia, PA 19103

BY:		TELEPHONE: 215-563-5468

EXHIBIT B (continued)

WIRE TRANSFER INSTRUCTIONS

EXHIBIT C TO CONTRACT

ITEMS TO BE FURNISHED BY SELLER AS
CALLED FOR BY PARAGRAPH 3 OF THIS CONTRACT

1.             Sample copies of all leases executed by all tenants and a rent roll of the existing leases including tenant’s name, unit occupied, unit size, term of lease (including beginning date), monthly rental, amount of deposit, paid-to-date, indication of aging and delinquency and late fees owed in 30, 60, and 90 day increments, if any, and all other relevant factors, certified by Seller to be true and correct as of the date thereof.  If the facility uses Centershift as its point-of-sale system: 1) a current “Facility Summary” report , 2) a Facility Summary” report covering the twelve month period ending with the most recent month end, 3) a current “Accrued A/R Aging Detail” report, and 4) a current “Walk Thru List”.

2.             List of any units not being rented due to needed repairs or being rented by customers for no charge or that are occupied by Seller or its affiliates or employees at discounted or no rent, certified by Seller to be true and correct as of the date thereof.  If the facility uses Centershift as its point-of-sale system, a current “Rent Rate Variations” report.

3.             Copy of a unit mix report showing unit types, price, number of units and current occupancy percentage with totals by unit type for the Property.  If the facility uses Centershift as its point-of-sale system, a current “Occupancy Statistics – Unit Mix” report.

4.             Copies of the Monthly Occupancy Reports that show the number of units and square footage available, number of units and square footage rented, number of units vacant and/or “out of service”, rental income, and number of rentals and vacates by month for the past twenty-four (24) months.  If the facility uses Centershift as its point-of-sale system, a current “Management Summary – 36 Months – By Site” report.

5.             The most recent existing survey of the Property in Seller’s possession, if any.

6.             Written consent (in the form attached hereto) to perform physical inspections of the Property, including all of the accessible areas, by Purchaser or agents of Purchaser.

7.             Copies of ad valorem tax statements covering the Property for the last twelve (12) months.

8.             If debt is being assumed, copies of all loan documents and the approximate debt balance.

9.             Copies of all (a) vendor agreements and all service contracts affecting title to the Property or operation thereof or (b) agreements relating to the Property which create or continue a monetary, compliance, reporting or filing requirement that runs with the Property or is otherwise the responsibility of Purchaser after Closing.

10.          Copies of all leases for any tenant occupying over 2,500 square feet or which have a term remaining of greater than six (6) months and all leases for cellular antennae, billboards, signs or other non-standard agreement that produces income on the Property.

11.          Inventory of all personal property to be conveyed, which shall include all items of personalty currently used in the operation, maintenance, and administration of the Property.

12.          Copies of all current insurance policies relating to the Property.

13.          Copies of monthly and annual income and expense statements of the Property for 2012, 2013 and YTD 2014 with revenues and expenses broken out in complete specific detail, including without limitation rental income, fees, truck rental income, utility expenses, insurance expense, payroll etc.

14.          Copies of all utility bills (i.e., electric, sewer, water, phone, DSL, etc.) relating to the Property for the last six (6) months.

C-1

15.          Copies of all environmental reports for the Property, if any.

16.          A list of all personnel employed in the operation and maintenance of the Property showing names, titles, duties, weekly schedule, hire date, rate of pay, all benefits and value of all forms of compensation.

17.          To the extent within Seller’s possession or control, copies of certificates of occupancy, use permits, and/or licenses pertaining to the use and operation of the Property, including without limitation, the most recent elevator, lifts (OSHA) and sprinkler and fire detection system inspection reports and certificates, compliance letters and any correspondence to or from any regulatory agency with respect to the Property and copies of business and resale licenses (if applicable) and renewal cost of the same.

18.          A letter (in the form attached) signed by Seller and Broker reflecting agreements regarding non-disclosure.

19.          Copies of any building plans, specifications, drawings, or other construction documents regarding the Property in the possession or control of Seller.

20.          Bank statements relating to the Property for the preceding twenty-four months.

C-2

EXHIBIT D TO CONTRACT

ITEMS TO BE FURNISHED BY PURCHASER AT CLOSING

1.             Bill of Sale for the personal property (in the form of Exhibit G attached hereto).

2.             Assignment of Leases, Intangible Property, Guarantees, Warranties, Permits, Licenses and Approvals (in the form of Exhibit H attached hereto).

3.             A Notice to Tenants (in the form of Exhibit I attached hereto).

4.             Such other documents as may be reasonably requested by Purchaser or the Title Agency, in connection with the conveyance of the Property and continued effective operation thereof.

D-1

EXHIBIT E TO CONTRACT

ITEMS TO BE FURNISHED BY SELLER AT CLOSING

1.                                      An Owner’s ALTA Form 2006 Title Policy, with extended coverage (“Title Policy”), at Purchaser’s sole expense, in the amount of the purchase price, which shall insure good and marketable title to the Property and be subject to no exceptions other than the lien for taxes not yet due and payable and title exceptions approved or deemed approved by Purchaser in accordance with Section 5 of the Contract.

2.                                      A Special Warranty Deed (in the form of Exhibit F attached hereto) using the description contained in the survey to describe the real property.

3.                                      Bill of Sale for the personal property (in the form of Exhibit G attached hereto).

4.                                      Assignment of Leases, Intangible Property, Guarantees, Warranties, Permits, Licenses and Approvals (in the form of Exhibit H attached hereto).

5.                                      A Notice to Tenants (in the form of Exhibit I attached hereto).

6.                                      A Non-Foreign Affidavit (in the form of Exhibit J attached hereto).

7.                                      Possession of the Property.

8.                                      Marked and identified key to each lock in the premises (other than locks owned by tenants), which shall be deemed delivered by Seller leaving the current property manager of the Property in possession of any such items that it possesses.

9.            All tenant records and the executed originals of all tenant lease agreements, service contracts, warranties, maintenance agreements, and other documents affecting the operation of the Property, which shall be deemed delivered by Seller leaving the current property manager of the Property in possession of any such documents that it possesses.

10.                               Such other documents as may be reasonably requested by Purchaser or the Title Agency, in connection with the conveyance of the Property and continued effective operation thereof.

11.                               Proof that any and all management agreements and service contracts affecting the Property have been canceled.

12.                               A payoff letter from all lienholders setting forth the amount due as of the Closing Date and a per diem rate thereafter (to be delivered five (5) days before Closing).

E-1

EXHIBIT F TO CONTRACT

SPECIAL WARRANTY DEED

To be supplied

in forms satisfactory to Purchaser and Title Agency for each applicable jurisdiction.

F-1

EXHIBIT G TO CONTRACT

BILL OF SALE

FOR VALUE RECEIVED, the undersigned, ____________________ (“Seller”), does hereby sell, transfer and assign to CubeSmart, L.P. all personal property of Seller used by Seller in connection with the operation of the self-storage facility located  at (address, city, state)and known as (facility name), situated on the real property described on Exhibit A attached hereto and made a part hereof, including without limitation, the items of personal property described on Exhibit B attached hereto and made a part hereof.

Seller covenants and warrants that it has full legal title to the personal property and that all the personal property is free and clear of any and all security agreements, financing statements or other liens and encumbrances.

Dated:  ___________________, 2014

SELLER:

By:

PURCHASER:

By:

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EXHIBIT H TO CONTRACT

ASSIGNMENT AND ASSUMPTION OF LEASES, INTANGIBLE PROPERTY,
GUARANTEES, WARRANTIES, PERMITS, LICENSES AND APPROVALS

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________, Assignor, hereby assigns and transfers to CubeSmart, L.P., Assignee, all of its right, title and interest in and to all of the leases and security deposits set forth on Exhibit B attached hereto, pertaining to the use and occupancy of the self-service storage facility located at (address, city, state) and commonly known as (facility name), situated on the property described on Exhibit A attached hereto and made a part hereof (the “Property”).

From and after the date hereof, Assignee hereby assumes and agrees to be bound by all of the obligations, undertakings, duties and liabilities of the landlord under said leases.

Assignor hereby agrees to indemnify and hold Assignee harmless from and against any claims by any tenants that Assignor failed to perform its obligations under the leases prior to the date hereof.

Assignee hereby agrees to indemnify and hold Assignor harmless from and against any claims by any tenant by reason of Assignee’s failure to perform its obligations under the leases from and after the date hereof.

Assignor hereby assigns and transfers to Assignee, all of its right, title and interest, if any, in and to the intangible property set forth below which is used in connection with the operation or occupancy of the self-service storage facility situated on the Property:

1.                                      the name and the use of the name “___________________”, or any variation thereof;

2.                                      tenant lists;

3.                                      telephone exchange numbers;

4.                                      utility deposits (if assignable, which will be credited to the Seller at closing); and

5.                                      any and all warranties, guarantees, permits, licenses and approvals, to the extent same are assignable.

Dated:  _________________, 2014

ASSIGNOR:

By:

ASSIGNEE:

By:

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EXHIBIT I TO CONTRACT

NOTICE TO TENANTS

TO:  All Tenants of (facility name) located at (address, city, state):

Please be advised that (facility name) located at (address, city, state) has, on the date hereof, been sold by the undersigned Seller to CubeSmart, L.P.

All future rental payments, including payments for any and all statements on hand, should be made as follows:

If you have any questions, notify the Property Manager at the above address.

Dated:  _______________ , 2014

SELLER:

By:

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EXHIBIT J TO CONTRACT

NON-FOREIGN AFFIDAVIT

STATE OF	)
) SS.
COUNTY OF	)

The undersigned, ____________________________, being first duly sworn on oath, and under penalty of perjury, hereby certifies as follows:

1.                                      Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person.

2.                                      The undersigned is an officer, general partner, joint venturer, trustee or principal of a corporation, partnership, joint venture, trust or other entity which is the owner of the property, or the beneficial interest in a trust which owns the property located at (address, city, state), which is legally described as follows:    SEE EXHIBIT “A” ATTACHED HERETO

3.                                      The transferor of the property is________________________________.

4.                                      Said property, or the beneficial interest in said trust, is being transferred to CubeSmart, L.P.

5.                                      If the transferors are not individuals: (a) none of the transferors is a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code and the Income Tax Regulations; and (b) the office address of the transferor is __________________________________________

6.                                      The United States taxpayer identification number of the Transferor is                                                                           .

7.                                      This Affidavit is being given pursuant to Section 1445 of the Code to inform the transferee that withholding of tax is not required upon this disposition of a United States real property interest.

8.                                      The transferors understand that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this Affidavit and, to the best of my knowledge and belief, it is true, correct and complete.

Name of Seller

SUBSCRIBED AND SWORN to before me this _____ day of ______________, 2014.

____________________________________________
Notary Public

My commission expires:_________________

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EXHIBIT K

PRORATION REVIEW, ARBITRATION AND ATTORNEYS’ FEES

Any controversy or claim between or among the parties hereto, whether arising out of this Contract or any instrument or agreement executed in connection with the transaction contemplated hereby, shall be determined by binding arbitration in Chester County, PA in accordance with one of the following as selected by Purchaser:

a.                                      the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.) or

b.                                      the Rules of  Practice and Procedure of the American Arbitration Association (“AAA”), or

c.                                       the Special Rules of an individual mutually agreed upon by the parties.  The Special Rules shall be those determined by an individual arbitrator agreed upon by the parties, and shall require that all arbitration hearings will be commenced within ninety (90) days of the demand for arbitration, and that the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for an additional sixty (60) days.

Judgment upon any arbitration award may be entered in any court having jurisdiction.  Any party hereto may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this provision applies in any court having jurisdiction over such action in Chester County, Pennsylvania and the parties agree that service of process through the office of the Secretary of State of the Commonwealth of Pennsylvania and venue in Chester County, Pennsylvania are appropriate and approved by such parties.

In the event of a controversy or claim between the parties, either party may give written notice (“Arbitration Notice”) to the other requesting arbitration.  If Purchaser requests an individual arbitrator and the parties have not agreed upon an individual within ten (10) days after delivery of the Arbitration Notice, then AAA shall apply.

The prevailing party in such arbitration or in any proceeding to compel or enforce such arbitration shall be entitled to collect from the non-prevailing party reasonable attorney’s fees and costs.

Within sixty (60) days after the Closing, Purchaser shall provide Seller with a review (the “Review”) of the prorations setting forth in reasonable detail any discrepancy which it has discovered in the prorations made at the Closing.  If Seller disagrees with such Review, it shall give written notice (the “Disagreement Notice”) to Purchaser within ten (10) days after Seller’s receipt of such Review.  Such Disagreement Notice shall detail Seller’s points of disagreement.  If Seller and Purchaser do not resolve such disagreement within ten (10) days after Purchaser’s receipt of the Disagreement Notice, the parties shall proceed to arbitration.  If Seller agrees with such review (a failure of Seller to give Purchaser a Disagreement Notice within such 10-day period shall be deemed agreement), or if there is an arbitration award, then the Escrow Agent shall disburse the Proration Escrow (as defined in the Escrow Agreement) in accordance therewith.

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EXHIBIT L

Facilities

#	Seller	Facility Name	Property Address	Property Group	Managed (M) or Unmanaged (U)
1	STORAGE PARTNERS OF BLUE ISLAND, LLC	Blue Island	12400 South Western Avenue, Blue Island, IL 60406	Two	M
2	HSREP II STORAGE – BOLINGBROOK, LLC	Bolingbrook	565 West Boughton Road, Bolingbrook, IL 60440	One	M
3	STORAGE PARTNERS OF SOUTH CHICAGO, LLC	Chicago Ave	8312 South Chicago Avenue, Chicago, IL 60617	Two	M
4	HSREP II STORAGE – COUNTRYSIDE, LLC	Countryside	9801 West 55th Street, Countryside, IL 60525	One	M
5	HSREP II STORAGE – TWENTY FIFTH, LLC	East 25th St	407 East 25th Street, Chicago, IL 60616	One	M
6	STORAGE PARTNERS OF SOUTH HARLEM, LLC	Harlem Ave	6201 South Harlem Avenue, Chicago, IL 60638	One	M
7	HSREP II STORAGE – WESTERN, LLC	Lincoln Park	2647 North Western Avenue, Chicago, IL 60647	One	M
8	STORAGE PARTNERS OF MAYWOOD, LLC	Maywood	101 South 1st Avenue, Maywood, IL 60153	Two	M
9	STORAGE PARTNERS OF NORTH KEDZIE, LLC	North Kedzie	3402 North Kedzie Avenue, Chicago, IL 60618	Two	M
10	HSREP II STORAGE – CHESTNUT, LLC	Downtown Columbus	57 East Chestnut Road, Columbus, OH 43215	One	U
11	HSREP II STORAGE – GEORGESVILLE, LLC	Georgesville	1531 Georgesville Rd, Columbus, OH 43228	One	U
12	HSREP II STORAGE – POLARIS, LLC	Lewis Center	707 Enterprise Drive, Lewis Center, OH 43035	One	U
13	HSREP II STORAGE – MORSE, LLC	Morse Road	3344 Morse Rd, Columbus, OH 43231	One	U
14	HSREP II STORAGE – ROBERTS, LLC	Roberts Road	4061 Roberts Rd, Columbus, OH 43228	One	U
15	HSREP II STORAGE – COLTON, LLC	South High	3391 South High St, Columbus, OH 43207	One	U
16	HSREP II STORAGE – EXETER, LLC	Exeter	525 South County Trail, Exeter, RI 2822	One	M
17	HSREP II STORAGE – JOHNSTON, LLC	Putnam Pike	61 Putnam Pike, Johnston, RI 2919	One	M
18	HSREP II STORAGE – WAKEFIELD, LLC	Wakefield	210 Church Street, Wakefield, RI 2879	One	M
19	HSREP II STORAGE – WOONSOCKET, LLC	Woonsocket	1700 Diamond Hill Road, Woonsocket, RI 2895	One	M
20	HSREP II STORAGE – HENDERSON, LLC	Henderson	80 East Horizon Ridge Pkwy, Henderson, NV 89002	One	U
21	HSREP II STORAGE – WAVERLY, LLC	Waverly	257 Waverly Avenue, Patchogue, NY 11772	One	M
22	HSREP II STORAGE – CANAL, LLC	New Smyrna	1865 Renzulli Rd, New Smyrna Beach, FL 32168	One	U

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#	Seller	Facility Name	Property Address	Property Group	Managed (M) or Unmanaged (U)
23	HSREP II STORAGE – SANFORD, LLC	Sanford	3750 W State Rd 46, Sanford, FL 32771	One	U
24	HSREP II STORAGE – FORSYTH, LLC	Winter Park	6875 University Blvd, Winter Park, FL 32792	One	U
25	WWP-HSRE ONTARIO, LLC WWP-HSRE ONTARIO, LLC	Ontario	1372 East 5th St, Ontario, CA 91764	One	U
26	WWP-HSRE SDO, LLC	Sierra Del Oro	3915 Green River Drive, Corona, CA 92880	One	U

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EXHIBIT M

FACILITY FACTORS

Facility Name	Facility Factor

Blue Island	2.15247
Bolingbrook	5.38117
Chicago Ave	4.14798
Countryside	8.43049
East 25th St	8.43049
Harlem Ave	2.34917
Lincoln Park	7.76906
Maywood	2.62332
North Kedzie	3.40807
Downtown Columbus	2.34305
Georgesville	1.07623
Lewis Center	3.22870
Morse Road	1.41316
Roberts Road	2.58969
South High	2.17489
Exeter	1.99552
Putnam Pike	3.74439
Wakefield	2.88565
Woonsocket	3.72197
Henderson	3.99103
Waverly	3.76682
New Smyrna	4.08072
Sanford	3.18386
Winter Park	2.80269
Ontario	5.36996
Sierra Del Oro	6.93946

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EXHIBIT N

AUDIT COOPERATION

“Audit Completion Date”

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Ladies and Gentlemen:

We are providing this letter in connection with your audits of the Historical Summary of Gross Income and Direct Operating Expenses (“Historical Summary”) of _______________ (the “Property”) for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with U.S. generally accepted accounting principles for the fiscal year ending.  The representations contained herein are made exclusively to you and not to the buyer or current owner of the Property or any other third party.

Certain representations in this letter are described as being limited to matters that are material.  Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1.

We have provided you with (i) access to all information, of which we are aware, that is relevant to the preparation and fair presentation of the financial statements such as records, documentation and other matters, (i) additional information that you have requested from us for the purpose of the audit, and (iii) unrestricted access to persons within the Company from whom you determined it necessary to obtain audit evidence.

2.	There are no:

	a.	Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

	b.	Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with FASB Accounting Standards Codification (ASC) 450, Contingencies.

	c.	Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450, Contingencies.

	d.	Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

	e.	Events that have occurred subsequent to the Historical Summary date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

3.

We acknowledge our responsibility for the design and implementation of programs and controls that are suitable for our business needs and are intended to materially prevent, deter and detect fraud. We understand that the term “fraud” includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.

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4.	We have no knowledge of any fraud or suspected fraud affecting the entity involving:

	a.	Management

	b.	Employees who have significant roles in internal control over financial reporting, or

	c.	Others where the fraud could have a material effect on the Historical Summary.

5.	We have no knowledge of any allegations of fraud or suspected fraud affecting the entity.

6.

We have no knowledge of any officer or director of the Property, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.

7.	The following have been properly recorded or disclosed in the Historical Summary:

	a.	Related party transactions including sales, purchases, loans, transfers, leasing arrangements, guarantees, ongoing contractual commitments and amounts receivable from or payable to related parties.

	b.	Significant common ownership or management control relationships requiring disclosure.

8.	The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

Very truly yours,

Very truly yours,

“Seller”

Name

CEO

Name

CFO

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